[NUVEEN LOGO]
Mutual Funds


December 31, 1998

Semiannual Report

For investors seeking
long-term growth potential
and attractive value.

[PHOTO APPEARS HERE]

Growth
and Income
Stock Fund

Highlights

As of December 31, 1998
For Class A shares


Annualized Fund Returns/1/

[BAR CHART APPEARS HERE]

One Year Class A (NAV)                  9.89%
One Year Class A (Offer)                3.59%
Since Inception - 8/96 Class A (NAV)   21.48%
Since Inception - 8/96 Class A (Offer) 18.51%

With its focus on long-term growth and a measure of downside protection, the fund provided attractive total returns for the one-year period and since its inception.


Portfolio Allocation

[PIE CHART APPEARS HERE]

Stocks 94%
Cash    6%

True to its investment objective, the fund remained almost completely invested in stocks, allowing it to capitalize on stock appreciation opportunities.

Portfolio Manager's 20-Year Record of Positive Returns/2/

[BAR CHART APPEARS HERE]

1979       11.56%
1980       24.53%
1981        3.14%
1982       25.45%
1983       14.43%
1984        1.73%
1985       32.78%
1986       14.64%
1987       27.50%
1988        7.99%
1989       31.93%
1990        0.16%
1991       32.02%
1992        6.01%
1993       15.13%
1994        0.64%
1995       36.51%
1996       24.89%
1997       28.03%
1998        9.89%

The portfolio manager, Institutional Capital Corporation, boasts an excellent long-term track record through a variety of market conditions, with positive returns for each of the past 20 years.


Contents

 1  Dear Shareholder
 3  Portfolio Manager's Comments
 5  Performance Overview
 6  Portfolio of Investments
 8  Statement of Net Assets
 9  Statement of Operations
10  Statement of Changes in Net Assets
11  Notes to Financial Statements
14  Financial Highlights
16  Building Better Portfolios with Nuveen
17  Fund Information



1  Please see the Performance Overview on page five for more information.

2 This chart reflects the performance of the Institutional Capital Discretionary Equity Composite, which includes all assets (approximately $4.79 billion as of 12/31/98) that have substantially the same investment objective and policies as the Nuveen Growth and Income Stock Fund. The composite's accounts may experience different investment inflows and outflows than the fund, and are not subject to all of the restrictions of the Investment Company Act of 1940 and the Internal Revenue Code that apply to the fund, which could adversely affect fund performance. Investment returns reflect composite gross-of-fee returns, adjusted for the fund's Class A annual net operating expenses of 1.30%, but not the up-front sales charge. Class B, C, or R investment results would differ due to differing sales charges and operating expenses. This chart does not represent actual fund past performance or predict future fund performance.

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board


Wealth takes
a lifetime
to build.
Once achieved,
it should be
preserved.

Dear Shareholder

I'm pleased to report that over the past 12 months, the Nuveen Growth and Income Stock Fund has continued to perform well in pursuit of its primary objective: providing you with a superior total return from a diversified portfolio consisting primarily of equity securities of domestic companies with market capitalization of at least $500 million. The fund generated strong returns during a very volatile market.

The Year in Review

Over the past year, the markets endured bouts of volatility, as the Asian financial crisis spilled over into emerging markets and affected economies around the globe. To avert a potential domestic credit crunch and bring some stability to global markets, the Federal Reserve moved to ease short-term interest rates for the first time in almost three years. Between the end of September and mid-November, three successive cuts brought the federal funds rate to 4.75%.

Despite the uncertainty in foreign markets, U.S. equities enjoyed another banner year. The Dow Jones Industrial Average recorded an increase for the eighth consecutive time, and the S&P 500 posted a total return of almost 29%. This increase is even more impressive in light of the S&P 500's decline of almost
20% over the summer. In the coming months, we will continue to watch several key factors affecting the economy's future, including corporate earnings reports, wage and employment statistics, the strength of the U.S. dollar, events in international markets, and any further interest rate indications from the Federal Reserve.

Nuveen's Premier Advisers

As a further enhancement to our management capabilities, Nuveen has assembled a strong core of Premier Advisers/SM/, portfolio managers with specialized expertise in a particular investment style or asset class and time-tested investment strategies that seek consistent, long-term performance. As Nuveen's Premier Adviser for value investing, Institutional Capital Corporation is a highly successful institutional money manager with close to 30 years of experience. Over that time, they have specialized in finding undervalued

"An appropriately
diversified port-
folio . . . can help
cushion your
portfolio against
volatility and
enhance your
overall total
return potential."


midsize and large company stocks that are poised for significant growth.

This disciplined, research-oriented approach has paid off for investors and is still the key investment strategy of the Nuveen Growth and Income Stock Fund. They start by looking for stocks whose intrinsic worth is greater than their current market price, according to the beliefs of our portfolio managers. Then, they search for a catalyst, such as a management change, a new product, or an improved industry outlook, that may help trigger a rise in each stock's price. Generally, the fund only purchases stocks that the managers believe have the potential to generate 15-25% returns over an 18-month period.

Considering the market volatility of 1998, we believe that investors will continue to find diversification to be an increasingly important strategy in the months ahead. An appropriately diversified portfolio - one that balances different types of investments, levels of risk, and tax management strategies - can help cushion your portfolio against volatility and enhance your overall total return potential.

Nuveen also offers balanced and European funds, featuring portfolio management by Institutional Capital, plus growth, income, and tax-free funds, managed by other Premier Advisers in those categories. For more information about Nuveen Mutual Funds, including charges and expenses, contact your financial adviser for a prospectus, or call Nuveen at (800) 621-7227. Please read the prospectus carefully before you invest or send money.

We encourage you to talk with your financial adviser about the ways Nuveen's collection of mutual funds can help you establish a diversified portfolio designed to build and sustain long-term financial security. We are grateful for the confidence you have placed in us, and we intend to continue earning your trust in the years ahead.

Sincerely,



/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

February 15, 1999

Nuveen Growth and Income Stock Fund
Portfolio Manager's Comments

Investors found 1998 to be a very challenging year, and many expect volatile, yet growing markets in 1999. To gain a clearer perspective on recent events and the future of the Nuveen Growth and Income Stock Fund, we talked with Rob Lyon, President and Chief Investment Officer of Institutional Capital Corporation, Nuveen's Premier Adviser/SM/ for Value Investing, and portfolio manager of the fund. Here are the highlights of that conversation.


What is your assessment of last year's stock market results?

The equity market turned in another strong performance in 1998, setting a number of records in the process. The S&P 500 generated a total return of 28.6% for the year, its fourth consecutive year of increases over 20% and the first such string of increases since the 1870s. The Dow Jones Industrial Average has now risen for each of the last eight years, and 16 of the last 17. Due to this strong performance over the last 17 years, the S&P 500 has produced an annualized total return of almost 18%, the highest total return on record for that index.

The market's performance, though solid, was also marked by volatility last year. The S&P 500 declined almost 20% during the summer, only to eventually rebound and reach record highs four months later. Never before had the index recovered so quickly from a decline of this magnitude. Historically, the market has needed about four years to recover.

Equity market performance was also notable in 1998 for its concentration of return in a relatively small group of large-capitalization, growth-oriented issues. The top five contributors to the S&P 500 in 1998 were Microsoft, General Electric, Wal-Mart, Lucent Technologies and Cisco. These five stocks showed a median return of nearly 115% while the return for the other 495 stocks in the S&P 500 was only about 7%.

At year-end, the market hovered near record highs despite the continuing financial instability in Asia and Russia as well as the impeachment of President Clinton.

How did the economic landscape affect financial market performance last year?

The economy continued to support the market's advance in 1998, growing at about 4%, even in the face of slowed foreign trade. While the economy is not likely headed for recession, there are signs that growth will moderate in 1999: U.S. exports continue to be affected by financial market turmoil; spending on capital expenditures should subside; and housing growth should slow. Even though the economy's pace could taper off in the coming months, there are adjustments taking place that could lessen the economic slowdown anticipated in 1999, such as foreign central banks moving aggressively to reduce interest rates, higher government spending in the U.S. due to the current budget surplus, and initial signs of stability in Asia.

What role did the Federal Reserve play in the stock market's strong performance?

The Federal Reserve played an important role in the strength of the economy and the financial markets in 1998, lowering short-term interest rates three times in the last half of the year. These actions helped to stave off further declines in stock prices and set the stage for the unprecedented market recovery to new highs. With slowing growth expected this year, further reductions may lie ahead.

How did the Nuveen Growth and Income Stock Fund perform in 1998?

The Nuveen Growth and Income Stock Fund Class A shares generated a 9.89% total return on net asset value for 1998. This compares to a 13.58% total return for the Lipper Growth and Income Fund Index, and a 28.58% total return for the S&P 500.

See your fund's performance overview in this report, on page 5, for more information.

Much of the fund's relative underperformance for the year can be attributed to its value investing approach. When the financial crisis in Asia first became apparent in the fall of 1997, equity performance shifted sharply in favor of the largest, growth-oriented stocks. While growth stocks have now outperformed value stocks for five years in a row, the differential in 1998 was the largest on record. This concentrated rise in growth stocks over the last eighteen months made it difficult for value-oriented funds like the Nuveen Growth and Income Stock Fund to keep up with indexes like the S&P 500 that include both growth and value equities.

However, the prospects for value-oriented stocks look much better if there is an easing monetary policy. If the Fed lowers interest rates further, we expect that investors would become more comfortable with the outlook for the economy, which should spur a move back towards value.

What investment strategies were employed in managing the Nuveen Growth and Income Stock Fund? In addition, what are some of the holdings you've identified as being particularly attractive?

Throughout 1998, and over the last six months in particular, the fund's strategic investment themes revolved around two areas. The primary strategic focus throughout 1998 remained searching for companies undergoing a corporate restructuring. We generally looked for companies that had franchises or significant asset bases that were underutilized or underappreciated and had the most potential for favorably enhancing the fund's performance. Committed management can release considerable value in those situations. The second area was an emphasis on stocks of companies whose business is primarily domestic in nature, reflecting our view that even with some economic slowdown, the U.S. will remain one of the world's best growth areas in 1999.

Stocks purchased in the last six months with more of a domestic characteristic include: TCI Group (an AT&T merger partner), SBC Communications Inc., Dayton Hudson Corporation, Circuit City Stores, Hartford Financial Services Group, Inc., Monsanto Company, Gannett Co., Inc., and United States Filter Corporation. The stocks listed here were as of December 31, 1998 and given that the portfolio is actively managed, they may change.

We believe a good example of the restructuring theme, and a large holding (approximately 4%) in the portfolio, is Waste Management, Inc. This company was formed last year when the minnow, USA Waste, swallowed the whale, the old Waste Management, keeping the name of Waste Management, Inc. (WMI). WMI is now the world's largest solid waste company with expected revenues of over $13 billion. The new company has a very aggressive and competent management team. There are significant cost-cutting opportunities, from ceasing the operations of the poorly run old Waste Management to integrating the businesses of the two companies. In spite of projected double-digit earnings growth following the boost in 1999 from cost-cutting, WMI is selling at an attractive price to earnings multiple of under 15 times its share price. We feel this is an undervalued stock that has the potential to go up in price.

Other examples of stocks we found to be attractive, as of December 31, 1998, include: BankAmerica Corporation, Bell Atlantic Corporation, Dun & Bradstreet Corporation, Hoechst AG Sponsored ADR, and News Corporation Limited Sponsored ADR. Again, since this portfolio is actively managed, the stocks listed here may change. We continue to believe that this restructuring theme will provide strong upside potential, particularly as the market returns to value-driven stocks, given the volatility of the past year.

In this time of rising valuations, is the portfolio management team still able to find attractive value opportunities?

Yes. We believe that the valuations of the portfolio holdings are quite attractive on an absolute basis, as well as relative to the S&P 500. Based on 1999 estimates, the earnings level for the Nuveen Growth and Income Stock Fund's portfolio is projected to be 18 times its share price (this is often called the price/earnings ratio), compared to that of the S&P 500, which is close to 28 times. Basically, the difference in the two price to earnings ratios underlies the importance of how we select the stocks that go into the fund: we look for stocks that we believe are trading at prices lower than their intrinsic worth and also have a catalyst to unlock the stock's unrecognized value. While the current frenzy in Internet-related stocks seems to make valuation comparisons irrelevant, we continue to believe that our focus of searching for undervalued securities will prove to be as rewarding in the future as it has in the past.

Nuveen Growth and Income Stock Fund
Performance Overview
As of December 31, 1998


Top Ten Stock Holdings/1/

TCI Group Class A                       4.2%
 ............................................
Hoechst AG Sponsored ADR                3.9%
 ............................................
Waste Management, Inc.                  3.9%
 ............................................
BankAmerica Corporation                 3.8%
 ............................................
Philip Morris Companies Inc.            3.7%
 ............................................
News Corporation Limited Sponsored ADR  3.6%
 ............................................
Bell Atlantic Corporation               3.6%
 ............................................
Royal Philips Electronics N.V.          3.4%
 ............................................
General Motors Corporation              3.4%
 ............................................
American Home Products Corporation      3.3%
--------------------------------------------

Stock Diversification

[PIE CHART APPEARS HERE]

Transportation           4%
Consumer Cyclicals      21%
Financials              16%
Capital Goods            5%
Consumer Staples         8%
Health Care             15%
Basic Materials          7%
Technology              10%
Communication Services  10%
Energy                   4%

Fund Highlights

Share Price                           A       B        C          R
-------------------------------------------------------------------
Inception Date                     8/96    8/96     8/96       8/96
 ...................................................................
Net Asset Value                  $23.18  $23.09   $23.06     $23.21
-------------------------------------------------------------------

-------------------------------------------------------------------
Total Net Assets ($000)                                    $825,903
 ...................................................................
Fund Beta                                                      1.00
 ...................................................................
Average Market Capitalization of Stocks in Portfolio    $42 billion
 ...................................................................
Average P/E of Stocks in Portfolio                             17.4
 ...................................................................
Number of Stocks in Portfolio                                    48
 ...................................................................
Expense Ratio (A Shares after reimbursement)                  1.30%
-------------------------------------------------------------------

Annualized Total Return/2/

Share Class     A (On NAV)  A (On Offer)        B        C        R
-------------------------------------------------------------------
One-Year            9.89%         3.59%     9.11%    9.03%   10.24%
 ...................................................................
Since Inception    21.48%        18.51%    20.58%   20.50%   21.83%
-------------------------------------------------------------------


1 The companies listed above represent their respective percentages as of 12/31/98. Over time, the fund's holdings and their percentages will vary as the prices of the stocks vary.

2 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years, which is not reflected in the return figures. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the return figures.

Portfolio of Investments (Unaudited)
Nuveen Growth and Income Stock Fund
December 31, 1998

                                                                                           Market
    Shares    Description                                                                   Value
--------------------------------------------------------------------------------------------------
              COMMON STOCKS - 90.0%

              Basic Materials - 6.9%

    515,300   Akzo Nobel N.V. Sponsored ADR                                           $22,995,263

    329,485   IMC Global Inc                                                            7,042,742

    351,300   Monsanto Company                                                         16,686,750

    353,250   UPM-Kymmene Oyj Corporation Sponsored ADR                                 9,906,896
--------------------------------------------------------------------------------------------------
              Capital Goods - 4.4%

    275,500   United States Filter Corporation#                                         6,302,063

    648,750   Waste Management, Inc                                                    30,247,969
--------------------------------------------------------------------------------------------------
              Communications Services - 9.7%

    521,600   Bell Atlantic Corporation                                                27,644,800

    370,900   SBC Communications Inc                                                   19,889,513

    582,300   TCI Group Class A#                                                       32,208,469
--------------------------------------------------------------------------------------------------
              Consumer Cyclicals - 16.5%

    212,600   Circuit City Stores                                                      10,616,713

    432,500   Dayton Hudson Corporation                                                23,463,125

    328,900   Dun & Bradstreet Corporation                                             10,380,906

    490,250   Federated Department Stores, Inc.#                                       21,356,516

    201,150   Gannet Co., Inc                                                          12,974,175

    362,900   General Motors Corporation                                               25,970,031

    228,300   Hasbro, Inc                                                               8,247,338

    780,600   Host Marriot Corporation                                                 10,782,038

    54,300    Masco Corporation                                                         1,561,125

    184,580   R.H. Donnelley Corporation                                                2,687,946

    217,000   Royal Caribbean Cruises Ltd                                               8,029,000
--------------------------------------------------------------------------------------------------
              Consumer Staples - 7.9%

    304,100   Fort James Corporation                                                   12,164,000

    537,300   Philip Morris Companies Inc                                              28,745,550

    357,300   Seagram Company Ltd                                                      13,577,400

    204,600   Service Corporation International                                         7,787,588

    129,600   TCI Ventures Group Class A#                                               3,053,700
--------------------------------------------------------------------------------------------------
              Energy - 3.6%

    262,860   Elf Aquitaine SA Sponsored ADR                                           14,884,448

    326,000   Schlumberger Limited                                                     15,036,750
--------------------------------------------------------------------------------------------------
              Financials - 14.8%

    501,200   Allstate Corporation                                                     19,358,850

    492,350   BankAmerica Corporation                                                  29,602,544

    220,450   CIGNA Corporation                                                        17,043,541


                                                                                                                        Market
       Shares   Description                                                                                              Value
------------------------------------------------------------------------------------------------------------------------------
                Financials (continued)

      450,825   Citigroup Inc                                                                                      $22,315,838

       78,060   Crestline Capital Corporation#                                                                       1,141,628

      221,150   Hartford Financial Services Group, Inc.                                                             12,135,606

      530,700   Household International, Inc.                                                                       21,028,988
------------------------------------------------------------------------------------------------------------------------------
                Health Care - 13.6%

      446,700   American Home Products Corporation                                                                  25,154,794

      298,200   Baxter International Inc.                                                                           19,177,988

      160,400   Bristol-Myers Squibb Company                                                                        21,463,525

      738,900   Hoechst AG Sponsored ADR                                                                            30,294,900

      350,700   Humana Inc.#                                                                                         6,246,844

      397,550   Tenet Healthcare Corporation#                                                                       10,435,688
------------------------------------------------------------------------------------------------------------------------------
                Technology - 9.0%

      117,700   Computer Associates International, Inc.                                                              5,016,963

      518,700   First Data Corporation                                                                              16,436,305

      206,300   Newbridge Networks Corporation#                                                                      6,266,362

      406,350   Northern Telecom Limited                                                                            20,368,293

      384,600   Royal Philips Electronics N.V.                                                                      26,032,612
------------------------------------------------------------------------------------------------------------------------------
                Transportation - 3.6%

      217,050   AMR Corporation#                                                                                    12,887,342

      497,400   Burlington Northern Santa Fe Corporation                                                            16,787,250
------------------------------------------------------------------------------------------------------------------------------
                Total Common Stocks - (cost $646,267,787)                                                          743,438,675
                --------------------------------------------------------------------------------------------------------------
                PREFERRED STOCKS - 3.4%

    1,131,550   News Corporation Limited Sponsored ADR                                                              27,935,140
------------------------------------------------------------------------------------------------------------------------------
                Total Preferred Stocks - (cost $20,611,739)                                                         27,935,140
                --------------------------------------------------------------------------------------------------------------

    Principal                                                                                                           Market
       Amount   Description                                                                                              Value
------------------------------------------------------------------------------------------------------------------------------

                SHORT-TERM INVESTMENTS - 6.1%

$  10,000,000   Coca-Cola Company, Commercial Paper, effective yield of 5.13%, 1/21/99                               9,971,610

   25,000,000   Hersey Foods Corporation, Commercial Paper, effective yield of, 5.21%, 1/11/99                      24,964,304

   15,200,000   Sara Lee Corporation, Commercial Paper, effective yield of, 5.28%, 1/04/99                          15,193,540
------------------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments - (cost $50,129,456)                                                   50,129,454
                --------------------------------------------------------------------------------------------------------------
                Total Investments - (cost $717,008,982) - 99.5%                                                    821,503,269
                --------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.5%                                                                 4,400,096
                --------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                 $825,903,365
                ==============================================================================================================

# Non-income producing.

                                 See accompanying notes to financial statements.

Statement of Net Assets (Unaudited)
December 31, 1998

---------------------------------------------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $717,008,982) (note 1)                                           $821,503,269
Cash                                                                                                               764,517
Receivables:
  Dividends                                                                                                      1,740,635
  Investments sold                                                                                               5,329,991
  Shares sold                                                                                                      391,233
Deferred organization costs (note 1)                                                                                97,428
Other assets                                                                                                        11,003
---------------------------------------------------------------------------------------------------------------------------
    Total assets                                                                                               829,838,076
---------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                                                          1,567,031
  Shares redeemed                                                                                                  840,445
Accrued expenses:
  Management fees (note 4)                                                                                         510,189
  12b-1 distribution and service fees (notes 1 and 4)                                                              223,893
  Other                                                                                                            793,153
---------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                                            3,934,711
---------------------------------------------------------------------------------------------------------------------------
Net assets (note 5)                                                                                           $825,903,365
===========================================================================================================================
Class A Shares (note 1)
Net assets                                                                                                    $714,885,119
Shares outstanding                                                                                              30,846,607
Net asset value and redemption price per share                                                                $      23.18
Offering price per share (net asset value per share plus maximum sales charge of 5.25% of offering price)*    $      24.46
===========================================================================================================================
Class B Shares (note 1)
Net assets                                                                                                    $ 72,523,755
Shares outstanding                                                                                               3,140,353
Net asset value, offering and redemption price per share                                                      $      23.09
===========================================================================================================================
Class C Shares (note 1)
Net assets                                                                                                    $ 24,524,354
Shares outstanding                                                                                               1,063,543
Net asset value, offering and redemption price per share                                                      $      23.06
===========================================================================================================================
Class R Shares (note 1)
Net assets                                                                                                    $ 13,970,137
Shares outstanding                                                                                                 601,966
Net asset value, offering and redemption price per share                                                      $      23.21
===========================================================================================================================

* Effective January 11, 1999, the maximum sales charge on Class A Shares was increased from 5.25% to 5.75%. The offering price on Class A Shares at the 5.75% maximum sales charge on December 31, 1998, would have been $24.59 per share.


                                 See accompanying notes to financial statements.

Statement of Operations (Unaudited)
Six Months Ended December 31, 1998


-----------------------------------------------------------------------------------------------------
Investment Income (note 1)
Dividends                                                                               $  5,222,127
Interest                                                                                   2,388,647
-----------------------------------------------------------------------------------------------------
Total investment income                                                                    7,610,774
-----------------------------------------------------------------------------------------------------
Expenses
Management fees (note 4)                                                                   3,363,798
12b-1 service fees - Class A (notes 1 and 4)                                                 885,410
12b-1 distribution and service fees - Class B (notes 1 and 4)                                341,673
12b-1 distribution and service fees - Class C (notes 1 and 4)                                112,640
Shareholders' servicing agent fees and expenses                                              680,869
Custodian's fees and expenses                                                                 60,196
Trustees' fees and expenses (note 4)                                                          60,227
Professional fees                                                                             28,533
Shareholders' reports - printing and mailing expenses                                        228,799
Federal and state registration fees                                                           48,079
Amortization of deferred organization costs (note 1)                                          18,148
Other expenses                                                                                53,001
-----------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                                5,881,373
  Expense reimbursement (note 4)                                                            (345,454)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                               5,535,919
-----------------------------------------------------------------------------------------------------
Net investment income                                                                      2,074,855
-----------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions (notes 1 and 3)                    (31,434,473)
Net change in unrealized appreciation or depreciation of investments                      (8,728,686)
-----------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                         (40,163,159)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                   $(38,088,304)
=====================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited)


                                                                                    Six Months Ended          Year Ended
                                                                                            12/31/98             6/30/98
-------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                   $  2,074,855        $  7,784,661
Net realized gain (loss) from investment transactions (notes 1 and 3)                    (31,434,473)        110,057,991
Net change in unrealized appreciation or depreciation of investments                      (8,728,686)         33,508,467
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                    (38,088,304)        151,351,119
-------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Class A                                                                                (1,193,065)         (7,296,320)
   Class B                                                                                        --            (174,471)
   Class C                                                                                        --             (50,306)
   Class R                                                                                   (44,836)           (207,438)
From accumulated net realized gains from investment transactions:
   Class A                                                                               (64,231,991)        (55,954,562)
   Class B                                                                                (6,425,000)         (3,039,218)
   Class C                                                                                (2,189,844)           (762,373)
   Class R                                                                                (1,233,821)         (1,266,493)
-------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                (75,318,557)        (68,751,181)
-------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                          50,084,271         171,997,447
Net proceeds from shares issued to shareholders due to reinvestment of distributions      49,301,979          55,521,813
-------------------------------------------------------------------------------------------------------------------------
                                                                                          99,386,250         227,519,260
-------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                                  (61,808,361)        (54,536,779)
-------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                                   37,577,889         172,982,481
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                    (75,828,972)        255,582,419
Net assets at the beginning of period                                                    901,732,337         646,149,918
-------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                         $825,903,365        $901,732,337
=========================================================================================================================
Balance of undistributed net investment income at end of period                         $    941,538        $    104,584
=========================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Growth and Income Stock Fund (the "Fund") is a series of the Nuveen Investment Trust (the "Trust") which was organized as a Massachusetts business trust in 1996. The Trust (and each series within the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940. Prior to commencement of operations on August 7, 1996, the Trust had no operations other than those related to organizational matters and the initial capital contribution of $100,080 (of which $33,360 was allocated to the Fund) by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, for the issuance of shares on July 29, 1996.

The Fund invests primarily in a diversified portfolio of large- and mid-cap equities of domestic companies as a source of capital growth. In addition to investments in equity securities, the Fund may invest in cash equivalents and short-term fixed income investments in order to preserve capital or to enhance returns or as a temporary defensive measure.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At December 31, 1998, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discounts.

Dividends and Distributions to Shareholders

Net investment income is declared and distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes

The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Notes to Financial Statements (Unaudited)


Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Fund may invest in options and futures contracts, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended December 31, 1998.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Deferred Organization Costs

The Fund's share of costs incurred by the Trust in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning August 7, 1996 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

2. Fund Shares
Transactions in Fund shares were as follows:


                                                      Six Months Ended 12/31/98                         Year Ended 6/30/98
                                            ---------------------------------------------     --------------------------------------
                                                       Shares           Amount                       Shares             Amount
------------------------------------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                           1,239,292        $ 28,827,335                 3,567,835          $ 89,575,723
   Class B                                             516,601          12,262,842                 2,261,218            56,728,012
   Class C                                             320,087           7,574,873                   697,568            17,510,818
   Class R                                              58,383           1,419,221                   325,380             8,184,894

Shares issued to shareholders
due to reinvestment of distributions:
   Class A                                           1,881,132          42,843,744                 2,217,304            50,837,734
   Class B                                             184,000           4,157,861                   119,470             2,714,481
   Class C                                              43,897             991,101                    30,815               699,886
   Class R                                              57,359           1,309,273                    55,208             1,269,712
------------------------------------------------------------------------------------------------------------------------------------
                                                     4,300,751          99,386,250                 9,274,798           227,519,260
------------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                          (2,083,312)        (48,085,987)               (1,640,986)          (41,459,146)
   Class B                                            (277,069)         (6,665,897)                 (108,267)           (2,735,040)
   Class C                                            (111,114)         (2,566,947)                  (69,070)           (1,753,632)
   Class R                                            (205,104)         (4,489,530)                 (340,624)           (8,588,961)
------------------------------------------------------------------------------------------------------------------------------------
                                                    (2,676,599)        (61,808,361)               (2,158,947)          (54,536,779)
------------------------------------------------------------------------------------------------------------------------------------
Net increase                                         1,624,152       $  37,577,889                 7,115,851        $  172,982,481
====================================================================================================================================

3. Securities Transactions
Purchases and sales (including maturities) of investment securities, U.S. government obligations and short-term investments for the six months ended December 31, 1998, were as follows:

-------------------------------------------------------------------------------
Purchases:
   Investment securities                                         $  535,607,834
   U.S. government obligations                                    1,161,780,090
   Short-term investments                                         2,403,186,592
Sales:
   Investment securities                                            548,792,997
   U.S. government obligations                                    1,162,000,000
   Short-term investments                                         2,426,447,590
===============================================================================

At December 31, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

Net unrealized appreciation aggregated $104,494,287 of which $114,819,138 related to appreciated securities and $10,324,851 related to depreciated securities.

4. Management Fee and Other Transactions with Affiliates
Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net asset value of the Fund as follows:

Average Daily Net Asset Value                                    Management Fee
-------------------------------------------------------------------------------
For the first $125 million                                          .8500 of 1%
For the next $125 million                                           .8375 of 1
For the next $250 million                                           .8250 of 1
For the next $500 million                                           .8125 of 1
For the next $1 billion                                             .8000 of 1
For net assets over $2 billion                                      .7750 of 1
===============================================================================

The Adviser has agreed to waive fees and reimburse expenses through July 31, 1998, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .95% of the average daily net asset value of any class of Fund shares. Effective August 1, 1998, the Adviser has agreed to waive fees and reimburse expenses through July 31, 1999, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding 1.05% of the average daily net asset value of any class of Fund shares.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"), of which The John Nuveen Company holds a minority interest, under which ICAP manages the Fund's investment portfolio. ICAP is compensated for its services from the management fee paid to the Adviser. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the six months ended December 31, 1998, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended December 31, 1998, the Distributor compensated authorized dealers directly with approximately $452,800 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended December 31, 1998, the Distributor retained approximately $402,700 of such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $150,400 of CDSC on share redemptions during the six months ended December 31, 1998.

5. Composition of Net Assets
At December 31, 1998, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

----------------------------------------------------------------------------------
Capital paid-in                                                       $753,016,955
Balance of undistributed net investment income                             941,538
Accumulated net realized gain (loss) from investment transactions      (32,549,415)
Net unrealized appreciation of investments                             104,494,287
----------------------------------------------------------------------------------
Net assets                                                            $825,903,365
==================================================================================

                       Financial Highlights (Unaudited)

  Selected data for a share outstanding throughout each period is as follows:

CLASS (Inception Date)
                                        Investment Operations                      Less Distributors
                                   -------------------------------           -----------------------------
                                                     Net
                                               Realized/
                                              Unrealized
                        Beginning        Net     Invest-                        Net                           Ending
                              Net    Invest-        ment                    Invest-                              Net
Year Ended                  Asset       ment        Gain                       ment      Capital               Asset      Total
June 30,                    Value  Income(a)      (Loss)     Total           Income         Gain      Total    Value  Return(b)
-------------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
    1999 (d)              $ 26.50      $ .07     $(1.13)   $(1.06)           $(.04)      $(2.22)    $(2.26)   $23.18  (3.78)%
    1998                    24.01        .26       4.55      4.81             (.25)       (2.07)     (2.32)    26.50  21.59
    1997 (c)**              17.96        .30       6.18      6.48             (.20)        (.23)      (.43)    24.01  36.30

Class B (8/96)
    1999 (d)                26.47       (.02)     (1.14)    (1.16)            ----        (2.22)     (2.22)    23.09  (4.13)
    1998                    24.00        .10       4.51      4.61             (.07)       (2.07)     (2.14)    26.47  20.70
    1997 (c)**              17.97        .21       6.13      6.34             (.08)        (.23)      (.31)    24.00  35.37

Class C (8/96)
    1999 (d)                26.43       (.02)     (1.13)    (1.15)            ----        (2.22)     (2.22)    23.06  (4.14)
    1998                    23.98        .10       4.49      4.59             (.07)       (2.07)     (2.14)    26.43  20.63
    1997 (c)**              17.97        .21       6.11      6.32             (.08)        (.23)      (.31)    23.98  35.26

Class R (8/96)
    1999 (d)                26.52        .10      (1.12)    (1.02)            (.07)       (2.22)     (2.29)    23.21  (3.62)
    1998                    24.02        .32       4.56      4.88             (.31)       (2.07)     (2.38)    26.52  21.91
    1997 (c)**              17.96        .30       6.24      6.54             (.25)        (.23)      (.48)    24.02  36.65
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                       Financial Highlights (Unaudited)

  Selected data for a share outstanding throughout each period is as follows:

CLASS (Inception Date)
                                      Ratios/Supplemental Data
               -----------------------------------------------------------------
                                         Ratio                 Ratio
                                        of Net                of Net
                           Ratio of Investment   Ratio of Investment
                           Expenses     Income   Expenses  Income to
                         To Average To Average To Average    Average
                 Ending  Net Assets Net Assets Net Assets Net Assets
                    Net      Before     Before      After      After  Portfolio
Year Ended       Assets  Reimburse- Reimburse- Reimburse- Reimburse-   Turnover
June 30,          (000)        ment       ment    ment(a)    ment(a)       Rate
--------------------------------------------------------------------------------
Class A (8/96)
    1999 (d)   $714,885       1.37%*      .50%*     1.28%*      .59%*        73%
    1998        790,063       1.36        .88       1.20       1.04         131
    1997 (c)**  616,209       1.28*      1.45*      1.20*      1.53*        110

Class B (8/96)
    1999 (d)     72,524       2.12*      (.24)*     2.03*      (.15)*        73
    1998         71,909       2.11        .22       1.95        .38         131
    1997 (c)**   10,664       2.03*       .95*      1.95*      1.03*        110

Class C (8/96)
    1999 (d)     24,524       2.12*      (.22)*     2.03*      (.13)*        73
    1998         21,426       2.11        .23       1.95        .39         131
    1997 (c)**    3,630       2.03*       .96*      1.95*      1.04*        110

Class R (8/96)
    1999 (d)     13,970       1.11*       .75*      1.03*       .83*         73
    1998         18,335       1.11       1.10        .95       1.26         110
    1997 (c)**   15,647       1.47*      1.04*       .95*      1.56*        131
-------------------------------------------------------------------------------

*   Annualized.

** All per share amounts reflect a December 18, 1996, stock split of 1.113830, 1.112700, 1.112700 and 1.113806 shares, respectively, for each share of Class A, B, C and R.

(a) After waiver of certain management fees or reimbursement of expenses by Nuveen Institutional Advisory Corp.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c) From commencement of class operations as noted.

(d) For the six months ended December 31, 1998.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

Building a Better Portfolio Can Make You a Successful Investor



Nuveen Family of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth

Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund

Growth and Income Stock Fund

Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund

Dividend and Growth Fund

Income

Income Fund

Tax-Free Income

National Funds

Long-Term Insured Intermediate-Term Limited-Term

State Funds

Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information




Board of Trustees

James E. Bacon

Anthony T. Dean

Jack B. Evans

William T. Kissick

Thomas E. Leafstrand

Robert H. Lyon

Timothy R. Schwertfeger

Sheila Wellington


Fund Manager

Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and Shareholder Services

The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

(800) 257-8787


Legal Counsel

Chapman and Cutler
Chicago, IL


Independent Public Accountants

Arthur Andersen LLP
Chicago, IL

Serving Investors for Generations

[PHOTO OF JOHN NUVEEN,SR.,APPEARS HERE]
 John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com



                                                                    ESA-GI-12-98

NUVEEN
Mutual Funds




December 31, 1998

Semiannual Report

For investors seeking
long-term growth potential
with a measure of
downside protection.








[PHOTO APPEARS HERE]








Balanced
Stock and
Bond Fund

Highlights

As of December 31, 1998
For Class A shares





Annualized Fund Returns/1/

[BAR CHART APPEARS HERE]

                      Class A (NAV)    Class A (Offer)
   One Year              11.18%             4.80%
   Since Inception       16.29%            13.45%

Attractive Long-Term Performance/2/

[BAR CHART APPEARS HERE]

                      Class A (NAV)    Class A (Offer)
     One Year            11.24%             4.84%
     Five Year           14.08%            12.74%
     Ten Year            14.67%            13.99%


Portfolio Allocation

[PIE CHART APPEARS HERE]

Stocks 64%

U.S. Government Obligations 35%

Cash 1%


Contents

 1  Dear Shareholder
 3  Portfolio Manager's Comments
 5  Performance Overview
 6  Portfolio of Investments
 9  Statement of Net Assets
10  Statement of Operations
11  Statement of Changes in Net Assets
12  Notes to Financial Statements
15  Financial Highlights
16  Building Better Portfolios with Nuveen
17  Fund Information

1 Please see the Performance Overview on page five for more information.

2 This chart reflects the performance of the Institutional Capital Composite, which includes all assets (approximately $850 million as of 12/31/98) that have substantially the same Investment objective and policies as the Nuveen Balanced Stock and Bond Fund. The Composite's accounts may experience different investment inflows and outflows than the fund are not subject to all of the restrictions of the Investment Company Act of 1940 and the Internal Revenue Code that apply to the fund, which could adversely affect fund performance. Investment returns reflect Composite gross-of-fee returns, adjusted for the fund's Class A annual net operating expenses of 1.20%, but not the up-front sales charge. Class B, C or R investment results would differ due to differing sales charges and operating expenses. This chart does not represent actual fund past performance or predict future fund performance.

Dear Shareholder


[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.

I'm pleased to report that over the past 12 months, the Nuveen Balanced Stock and Bond Fund continued to perform well in pursuit of its primary objective: providing you with an attractive total return from a diversified portfolio of equity securities, taxable fixed-income securities, and cash equivalents by emphasizing capital appreciation in favorable markets and capital preservation in adverse markets. This fund generated strong returns during a very volatile market.

In addition, the fund remains well-positioned to take advantage of future market opportunities while employing an investment strategy that historically has performed well and has moderated the impact of severe market downturns.

The Year in Review

Over the past year, the markets endured bouts of volatility, as the Asian financial crisis spilled over into emerging markets and affected economies around the globe. To avert a potential domestic credit crunch and bring some stability to global markets, the Federal Reserve moved to ease short-term interest rates for the first time in almost three years. Between the end of September and mid-November, three successive cuts brought the federal funds rate to 4.75%.

Despite the uncertainty in some foreign markets, U.S. equities enjoyed another banner year. The Dow Jones Industrial Average recorded an increase for the eighth consecutive time, and the S&P 500 posted a total return of almost 29%. This increase is even more impressive in light of the S&P 500's decline of almost 20% over the summer. In the coming months, we will continue to watch several key factors affecting the economy's future, including corporate earnings reports, wage and employment statistics, the strength of the U.S. dollar, events in international markets, and any further interest rate indications from the Federal Reserve.

Nuveen's Premier Advisers

As a further enhancement to our management capabilities, Nuveen has assembled a strong core of Premier Advisers(SM), portfolio managers with specialized expertise in a particular investment style or asset class and time-tested investment strategies that seek consistent, long-term performance. As Nuveen's Premier Adviser for value investing and portfolio manager of the Nuveen Balanced Stock and Bond Fund, Institutional Capital Corporation is a highly successful institutional money manager with close to 30 years of experience. Over that time, they have specialized in finding undervalued midsize and large company stocks that are poised for significant growth.

  "An appropriately diversified portfolio...can help cushion your portfolio against volatility and enhance your overall total return potential."

This disciplined, research-oriented approach has paid off for investors and is still the key investment strategy of the Nuveen Balanced Stock and Bond Fund. Generally, the fund only purchases stocks that the managers believe have the potential to generate 15-25% returns over an 18-month period. They seek reduced risk, capital preservation potential, and current income by balancing our stock investments with bonds.

Considering the market volatility of 1998, we believe that investors will continue to find diversification to be an increasingly important strategy in the months ahead. An appropriately diversified portfolio - one that balances different types of invest ments, levels of risk, and tax management strategies - can help cushion your portfolio against volatility and enhance your overall total return potential.

Nuveen also offers other equity and European funds, featuring portfolio management by Institutional Capital, plus growth, income, and tax-free funds, managed by other Premier Advisers specializing in those asset categories. For more information about Nuveen Mutual Funds, including charges and expenses, contact your financial adviser for a prospectus, or call Nuveen at (800) 621-7227. Please read the prospectus carefully before you invest or send money.

We encourage you to talk with your financial adviser about the ways Nuveen's collection of mutual funds can help you establish a diversified portfolio designed to build and sustain long-term financial security. We are grateful for the confidence you have placed in us, and we intend to continue earning your trust in the years ahead.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

February 15, 1999

Nuveen Balanced Stock and Bond Fund

Portfolio Manager's Comments

Investors found 1998 to be a very challenging year, and many expect volatile, yet growing markets in 1999. To gain a clearer perspective on recent events and the future of the Nuveen Balanced Stock and Bond Fund, we talked with Rob Lyon, President and Chief Investment Officer of Institutional Capital Corporation, Nuveen's Premier Adviser for value investing, and portfolio manager of the fund. Here are the highlights of that conversation:

What is your assessment of the financial markets last year?

The equity market turned in another strong performance in 1998, setting a number of records in the process. The S&P 500 generated a total return of 28.6% for the year, its fourth consecutive year of increases over 20% and the first such string of increases since the 1870s. The Dow Jones Industrial Average has now risen for each of the last eight years, and 16 of the last 17 years. Due to this strong performance over the last 17 years, the S&P 500 has produced an annualized total return of almost 18%, the highest total return on record for that index.

The fixed-income market also posted solid results. Bond prices rose substantially, as the yield on the 30-year U.S. Treasury declined to 5.09% by year-end from 5.92% at the beginning of the year. Intermediate-term bonds also did exceptionally well, with the yield on the five-year U.S. Treasury Note sinking to 4.54% from 5.70% over the course of the year.

What was notable about the stock market's performance in 1998?

The market's performance, though solid, was also marked by volatility last year. The S&P 500 declined almost 20% during the summer, only to eventually rebound and reach record highs four months later. Never before had the index recovered so quickly from a decline of this magnitude. Historically, the market has needed about four years to recover.

Equity market performance was also notable in 1998 for its concentration of return in a relatively small group of large-capitalization, growth-oriented issues. The top 5 contributors to the total return of the S&P 500 in 1998 were Microsoft, General Electric, Wal-Mart, Lucent Technologies and Cisco. These five stocks showed a median return of nearly 115% while the return for the other 495 stocks in the S&P 500 was only about 7%.

At year-end, the market hovered near record highs despite the continuing financial instability in Asia and Russia as well as the impeachment of President Clinton.

The economy continued to support the market's advance in 1998, growing at about 4%, even in the face of slowed foreign trade. While the economy is not likely headed for recession, there are signs that growth will moderate in 1999: U.S. exports continue to be affected by financial market turmoil; spending on capital expenditures should moderate; and housing growth should slow. Even though the economy's pace could taper off in the coming months, there are adjustments taking place that could lessen the economic slowdown anticipated in 1999, such as foreign central banks moving aggressively to reduce interest rates, higher government spending in the U.S. due to the current budget surplus, and initial signs of stability in Asia.

In the bond market, while interest rates trended lower since the beginning of the year, Asia's financial turmoil caused the Federal Reserve to lower short-term interest rates three times during the last half of 1998, bringing the federal funds rate to 4.75%. The low interest rate environment stimulated the fixed-income market as investors searched for quality investments. In addition, the financial problems in Russia caused a "flight to quality," where investors gravitated towards the safety of U. S. Treasury securities, which drove prices higher and yields lower.

How did the Nuveen Balanced Stock and Bond Fund perform in 1998?

The Nuveen Balanced Stock and Bond Fund generated a total return on Class A shares at net asset value of 11.18% for the 12 months ended December 31, 1998. This compares to a 13.50% total return for the Lipper Balanced Fund Category average.

See your fund's performance overview in this report, on page five, for more information.

Much of the fund's relative underperformance for the year can be attributed to its value investing approach. When the financial crisis in Asia first became apparent in the fall of 1997, equity performance shifted sharply in favor of the largest, growth-oriented stocks. While growth stocks have now outperformed value stocks for five years in a row, the differential in 1998 was the largest on record.

The prospects for value-oriented stocks look much better if there is an easing monetary policy. If the Fed lowers interest rates further, we expect that investors would become more comfortable with the outlook for the economy, which should spur a move back towards value.

The fund's fixed-income portfolio, which consisted of intermediate-term U.S. Treasury securities, was beneficial for a couple of reasons. First, the fixed-income allocation stabilized fund returns during the market turmoil that occurred in the third quarter. Second, the decline in interest rates resulted in price gains for bonds, particularly holdings in the intermediate segment of the yield curve.

What investment strategies were employed in managing the Nuveen Balanced Stock and Bond Fund? In addition, what are some of the holdings you've identified as being particularly attractive?

Throughout 1998, and over the last six months in particular, there has been a lot of emphasis placed in two areas while searching for the most attractive value opportunities to include in the equity portfolio of the fund. The primary strategic focus throughout 1998 remained searching for companies undergoing a corporate restructuring. We generally looked for companies that had franchises or significant asset bases that were underutilized or underappreciated and had the most potential for favorably enhancing the fund's performance. Committed management can release considerable value in those situations. The second area was looking for stocks of companies whose business is primarily domestic in nature, reflecting our view that even with some economic slowdown, the U.S. will remain one of the world's best growth areas in 1999.

Stocks purchased in the last six months with more of a domestic characteristic include: TCI Group (an AT&T merger partner), SBC Communications Inc., Dayton Hudson Corporation, Circuit City Stores, Hartford Financial Services Group, Inc., Monsanto Company, Gannett Co., Inc., and United States Filter Corporation. The stocks listed here were as of December 31, 1998 and given that the portfolio is actively managed, they may change.

We believe a good example of the restructuring theme, and a large holding in the portfolio, is Waste Management, Inc. This company was formed last year when the minnow, USA Waste, swallowed the whale, the old Waste Management, keeping the name of Waste Management, Inc. (WMI). WMI is now the world's largest solid waste company with expected revenues of over $13 billion. The new company has a very aggressive and competent management team. There are significant cost-cutting opportunities, from ceasing the operations of the poorly run old Waste Management to integrating the businesses of the two companies. In spite of projected double-digit earnings growth following the boost in 1999 from cost-cutting, WMI is selling at an attractive price to earnings multiple of under 15 times its share price. We feel this is an undervalued stock that has the potential to go up in price.

Other examples of stocks we found to be attractive, as of December 31, 1998, included: BankAmerica Corporation, Bell Atlantic Corporation, Dun & Bradstreet Corporation, Hoechst AG Sponsored ADR, and News Corporation Limited Sponsored ADR. Again, since this portfolio is actively managed, the stocks listed here may change. We continue to believe that adding quality stocks to this portfolio will provide strong upside potential, particularly if the market returns to value-driven stocks, given the volatility of the past year.

In the fixed-income portfolio, the team continued to concentrate on U.S. Treasury issues in the intermediate segment of the yield curve. These bonds enjoyed solid price gains with the decline in interest rates and were instrumental in moderating the fund's volatility in last summer's stock market decline.

In this time of rising valuations, is the portfolio management team still able to find attractive value opportunities?

Yes. We believe it is important to emphasize that the valuations of the portfolio holdings are quite attractive on an absolute basis, as well as relative to the S&P 500. Based on 1999 estimates, the earnings level for the Nuveen Balanced Stock and Bond Fund's portfolio is projected to be 18 times its share price (this is often called the price/earnings ratio), compared to that of the S&P 500, which is close to 28 times. The difference in the two price to earnings ratios underlies the importance of how we select the stocks that go into the fund: we look for stocks that we believe are trading at prices lower than their intrinsic worth and also have a catalyst to unlock the stock's unrecognized value. While the current frenzy in Internet-related stocks seems to make valuation comparisons irrelevant, we continue to believe that our focus of searching for undervalued securities will prove to be as rewarding in the future as it has in the past.

We also believe that interest rates are likely to continue trending lower in 1999, and that if the economy experiences a slowdown, the Fed may continue to reduce short-term rates. These conditions would make the Fund's fixed-income portfolio attractive in terms of total return as well as risk reduction. The portfolio management team will continue focusing on issues in the intermediate segment of the yield curve because of their attractive risk-reward characteristics.

Nuveen Balanced Stock and Bond Fund

Performance Overview

As of December 31, 1998




Top Ten Stock Holdings/1/
BankAmerica Corporation                             4.29%
 .........................................................
TCI Group Class A                                   3.91%
 .........................................................
Household International, Inc.                       3.87%
 .........................................................
Philip Morris Companies Inc.                        3.62%
 .........................................................
News Corporation Limited Sponsored ADR              3.51%
 .........................................................
Waste Management Inc.                               3.46%
 .........................................................
American Home Products Corporation                  3.35%
 .........................................................
Hoechst AG Sponsored ADR                            3.33%
 .........................................................
Bell Atlantic Corporation                           3.33%
 .........................................................
General Motors Corporation                          3.15%
---------------------------------------------------------


Stock Diversification

                           [PIE CHART APPEARS HERE]
Transportation                                           4%
Energy                                                   4%
Consumer Cyclicals                                      21%
Communications Services                                 10%
Basic Materials                                          7%
Financials                                              17%
Technology                                              11%
Consumer Staples                                         8%
Health Care                                             14%
Capital Goods                                            4%
-----------------------------------------------------------

Fund Highlights
Share Price                                                             A        B        C         R
------------------------------------------------------------------------------------------------------
Inception Date                                                       8/96     8/96     8/96      8/96
 ......................................................................................................
Net Asset Value                                                    $25.18   $25.18   $25.18   $ 25.18
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Total Net Assets ($000)                                                                       $88,213
 ......................................................................................................
Fixed Income Average Duration                                                                    6.26
 ......................................................................................................
Average Market Capitalization of Stocks                                                   $42 billion
 ......................................................................................................
Average P/E of Stocks (trailing 12 months)                                                       17.4
 ......................................................................................................
Number of Stocks                                                                                   49
 ......................................................................................................
Expense Ratio (A Shares) (After Reimbursement)                                                  1.20%
------------------------------------------------------------------------------------------------------

Annualized Total Return/2/
                                                 A (On NAV)   A (On Offer)        B        C         R
------------------------------------------------------------------------------------------------------
One-Year                                              11.18%         4.80%   10.37%   10.37%    11.41%
 ......................................................................................................
Since Inception                                       16.29%        13.45%   15.45%   15.45%    16.57%
------------------------------------------------------------------------------------------------------

1 The companies listed above represent their respective percentages as of 12/31/98. Over time, the fund's holdings and their percentages will vary as the prices of the stocks vary.

2 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years, which is not reflected in the return figures. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the return figures.

Portfolio of Investments (Unaudited)
Nuveen Balanced Stock and Bond Fund
December 31, 1998

                                                                                       Market
 Shares    Description                                                                  Value
---------------------------------------------------------------------------------------------
           COMMON STOCKS - 61.4%

           Basic Materials - 4.4%

36,100     Akzo Nobel N.V. Sponsored ADR                                          $ 1,610,963

21,598     IMC Global Inc.                                                            461,657

25,100     Monsanto Company                                                         1,192,250

21,250     UPM-Kymmene Oyj Corporation Sponsored ADR                                  595,956
---------------------------------------------------------------------------------------------
           Capital Goods - 2.7%

19,500     United States Filter Corporation#                                          446,063

41,600     Waste Management Inc.                                                    1,939,600
---------------------------------------------------------------------------------------------
           Communication Services - 6.1%

35,200     Bell Atlantic Corporation                                                1,865,600

24,000     SBC Communications Inc.                                                  1,286,999

39,700     TCI Group Class A#                                                       2,195,906
---------------------------------------------------------------------------------------------
           Consumer Cyclicals - 11.0%

14,000     Circuit City Stores                                                        699,125

31,300     Dayton Hudson Corporation                                                1,698,025

23,900     Dun & Bradstreet Corporation                                               754,344

36,600     Federated Department Stores, Inc.#                                       1,594,388

14,300     Gannet Co., Inc.                                                           922,350

24,700     General Motors Corporation                                               1,767,594

16,800     Hasbro, Inc.                                                               606,900

59,000     Host Marriot Corporation                                                   814,938

 4,200     Masco Corporation                                                          120,750

 7,920     R.H. Donnelley Corporation                                                 115,335

17,500     Royal Caribbean Cruises Ltd.                                               647,500
---------------------------------------------------------------------------------------------
           Consumer Staples - 4.8%

15,400     Kimberly-Clark Corporation                                                 839,300

38,000     Philip Morris Companies Inc.                                             2,033,000

14,100     Seagram Company Ltd.                                                       535,800

15,100     Service Corporation International                                          574,744

 9,400     TCI Ventures Group Class A#                                                221,488
---------------------------------------------------------------------------------------------
           Energy - 2.9%

27,520     Elf Aquitaine SA Sponsored ADR                                           1,558,320

20,800     Schlumberger Limited                                                       959,400
---------------------------------------------------------------------------------------------
           Financials - 10.8%

34,900     Allstate Corporation                                                     1,348,013

40,000     BankAmerica Corporation                                                  2,405,000

15,250     CIGNA Corporation                                                        1,179,016

30,175     Citigroup Inc.                                                           1,493,663

                                                                                                                             Market
Shares          Description                                                                                                   Value
-----------------------------------------------------------------------------------------------------------------------------------
                Financials (continued)

       5,900    Crestline Capital Corporation#                                                                          $    86,288

      15,350    Hartford Financial Services Group, Inc                                                                      842,331

      54,800    Household International, Inc                                                                              2,171,450
-----------------------------------------------------------------------------------------------------------------------------------
                Health Care--9.2%

      33,350    American Home Products Corporation                                                                        1,878,022

      21,250    Baxter International Inc                                                                                  1,366,641

      11,850    Bristol-Myers Squibb Company                                                                              1,585,678

      45,600    Hoechst AG Sponsored ADR                                                                                  1,869,600

      24,700    Humana Inc.#                                                                                                439,969

      36,450    Tenet Healthcare Corporation#                                                                               956,813
-----------------------------------------------------------------------------------------------------------------------------------
                Technology--7.2%                       .

       8,400    Computer Associates International, Inc                                                                      358,050

      36,800    First Data Corporation                                                                                    1,166,100

       6,800    International Business Machines Corporation                                                               1,256,300

      15,000    Newbridge Networks Corporation#                                                                             455,625

      28,900    Northern Telecom Limited                                                                                  1,448,613

      25,050    Royal Philips Electronics N.V                                                                             1,695,572
-----------------------------------------------------------------------------------------------------------------------------------
                Transportation--2.3%                   .

      14,700    AMR Corporation#                                                                                            872,813

      35,450    Burlington Northern Santa Fe Corporation                                                                  1,196,438
-----------------------------------------------------------------------------------------------------------------------------------
                Total Common Stocks--(cost $47,054,449)                                                                  54,130,290
-----------------------------------------------------------------------------------------------------------------------------------
                PREFERRED STOCKS--2.2%

       79,700   News Corporation Limited Sponsored ADR                                                                    1,967,593
-----------------------------------------------------------------------------------------------------------------------------------
                Total Preferred Stocks--(cost $1,467,206)                                                                1,967,593
-----------------------------------------------------------------------------------------------------------------------------------

  Principal                                                                                                                  Market
     Amount     Description                                                                                                   Value
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Government Obligations--34.3%

                U.S. Treasury Notes:

$ 4,065,000     7.500%, 5/15/02                                                                                         $ 4,413,065

  2,630,000     7.875%, 11/15/04                                                                                          3,046,691

  3,780,000     6.500%, 5/15/05                                                                                           4,142,645

 10,685,000     7.000%, 7/15/06                                                                                          12,167,543
-----------------------------------------------------------------------------------------------------------------------------------
                U.S. Treasury Bonds:

 3,175,000      7.250%, 5/16/16                                                                                           3,851,671

 2,385,000      6.000%, 2/15/26                                                                                           2,602,630
-----------------------------------------------------------------------------------------------------------------------------------
                Total U.S. Government Obligations--(cost $28,124,185)                                                   30,224,245
-----------------------------------------------------------------------------------------------------------------------------------

Portfolio of Investments (Unaudited)
Nuveen Balanced Stock and Bond Fund (continued)
December 31, 1998

  Principal                                                                                                                   Market
     Amount     Description                                                                                                   Value
-----------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS--1.1%

$ 1,000,000     Sara Lee Corporation, Commercial Paper, effective yield of, 5.28%, 1/04/99                              $   999,575
-----------------------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments--(cost $999,575)                                                               999,575
                -------------------------------------------------------------------------------------------------------------------
                Total Investments--(cost $77,645,415)--99.0%                                                             87,321,703
                -------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities--1.0%                                                                         891,340
                -------------------------------------------------------------------------------------------------------------------
                Net Assets--100%                                                                                        $88,213,043
                ===================================================================================================================

#  Non-income producing.

                                 See accompanying notes to financial statements.
8

Statement of Net Assets (Unaudited)
December 31, 1998


-------------------------------------------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $77,645,415) (note 1)                                            $87,321,703
Cash                                                                                                              124,480
Receivables:
   Dividends and interest                                                                                         652,750
   Investments sold                                                                                               169,557
   Shares sold                                                                                                    254,180
Deferred organization costs (note 1)                                                                              100,543
Other assets                                                                                                          389
-------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                             88,623,602
-------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
   Investments purchased                                                                                          108,129
   Shares redeemed                                                                                                133,025
Accrued expenses:
   Management fees (note 4)                                                                                        42,730
   12b-1 distribution and service fees (notes 1 and 4)                                                             27,815
   Other                                                                                                           98,860
-------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                           410,559
-------------------------------------------------------------------------------------------------------------------------
Net assets (note 5)                                                                                           $88,213,043
=========================================================================================================================
Class A Shares (note 1)
Net assets                                                                                                    $67,761,334
Shares outstanding                                                                                              2,691,290
Net asset value and redemption price per share                                                                $     25.18
Offering price per share (net asset value per share plus maximum sales charge of 5.25% of offering price)*    $     26.58
=========================================================================================================================
Class B Shares (note 1)
Net assets                                                                                                    $11,105,937
Shares outstanding                                                                                                441,121
Net asset value, offering and redemption price per share                                                      $     25.18
=========================================================================================================================
Class C Shares (note 1)
Net assets                                                                                                    $ 5,648,458
Shares outstanding                                                                                                224,323
Net asset value, offering and redemption price per share                                                      $     25.18
=========================================================================================================================
Class R Shares (note 1)
Net assets                                                                                                    $ 3,697,314
Shares outstanding                                                                                                146,850
Net asset value, offering and redemption price per share                                                      $     25.18
=========================================================================================================================

* Effective January 11, 1999, the maximum sales charge on Class A Shares was increased from 5.25% to 5.75%. The offering price on Class A Shares at the 5.75% maximum sales charge on December 31, 1998, would have been $26.72 per share.

                                 See accompanying notes to financial statements.

Statement of Operations (Unaudited)
Six Months Ended December 31, 1998

-------------------------------------------------------------------------------------
Investment Income (note 1)
Dividends                                                                $   375,317
Interest                                                                   1,031,500
-------------------------------------------------------------------------------------
Total investment income                                                    1,406,817
-------------------------------------------------------------------------------------
Expenses
Management fees (note 4)                                                     316,480
12b-1 service fees - Class A (notes 1 and 4)                                  82,906
12b-1 distribution and service fees - Class B (notes 1 and 4)                 48,535
12b-1 distribution and service fees - Class C (notes 1 and 4)                 24,449
Shareholders' servicing agent fees and expenses                               45,673
Custodian's fees and expenses                                                 29,799
Trustees' fees and expenses (note 4)                                           8,264
Professional fees                                                              6,328
Shareholders' reports - printing and mailing expenses                         22,886
Federal and state registration fees                                           39,017
Amortization of deferred organization costs (note 1)                          18,148
Other expenses                                                                 4,015
-------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                  646,500
  Expense reimbursement (note 4)                                             (97,165)
-------------------------------------------------------------------------------------
Net expenses                                                                 549,335
-------------------------------------------------------------------------------------
Net investment income                                                        857,482
-------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions (notes 1 and 3)     (2,094,148)
Net change in unrealized appreciation or depreciation of investments       2,025,320
-------------------------------------------------------------------------------------
Net gain (loss) from investments                                             (68,828)
-------------------------------------------------------------------------------------
Net increase in net assets from operations                               $   788,654
=====================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited)


                                                                                   Six Months Ended     Year Ended
                                                                                           12/31/98        6/30/98
-------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                   $   857,482   $  2,347,199
Net realized gain (loss) from investment transactions
  (notes 1 and 3)                                                                        (2,094,148)     4,988,412
Net change in unrealized appreciation or depreciation of investments                      2,025,320      4,596,358
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                  788,654     11,931,969
-------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                                  (650,340)    (1,955,711)
  Class B                                                                                   (62,087)      (165,258)
  Class C                                                                                   (31,815)       (64,225)
  Class R                                                                                   (39,487)      (175,931)
From accumulated net realized gains from investment transactions:
  Class A                                                                                (2,986,151)    (1,410,980)
  Class B                                                                                  (472,690)      (120,791)
  Class C                                                                                  (236,478)       (50,758)
  Class R                                                                                  (160,518)      (204,679)
-------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                (4,639,566)    (4,148,333)
-------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                         10,145,944     28,460,346
Net proceeds from shares issued to shareholders due to reinvestment of distributions      3,772,370      3,182,983
-------------------------------------------------------------------------------------------------------------------
                                                                                         13,918,314     31,643,329
-------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                                  (9,379,597)   (16,266,187)
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                                   4,538,717     15,377,142
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                  687,805     23,160,778
Net assets at the beginning of period                                                    87,525,238     64,364,460
-------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                         $88,213,043   $ 87,525,238
===================================================================================================================
Balance of undistributed net investment income at end of period                         $    78,532   $      4,779
===================================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)


1. General Information and Significant Accounting Policies

The Nuveen Balanced Stock and Bond Fund (the "Fund") is a series of the Nuveen Investment Trust (the "Trust") which was organized as a Massachusetts business trust in 1996. The Trust (and each series within the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940. Prior to commencement of operations on August 7, 1996, the Trust had no operations other than those relating to organizational matters and the initial capital contribution of $100,080 (of which $33,360 was allocated to the Fund) by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, for the issuance of shares on July 29, 1996.

The Fund invests in a mix of equities, taxable bonds and cash equivalents for capital growth, capital preservation and current income. During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values when such values are believed to more accurately reflect the fair market value of such securities; otherwise, actual sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees determines that the fair market value of such securities is their amortized cost.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At December 31, 1998, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discounts.

Dividends and Distributions to Shareholders

Net investment income is declared and distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes

The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Fund may invest in options and futures transactions, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended December 31, 1998.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Deferred Organization Costs

The Fund's share of costs incurred by the Trust in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning August 7, 1996 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

2. Fund Shares

Transactions in Fund shares were as follows:


                                   Six Months Ended 12/31/98            Year Ended 6/30/98
                                 -----------------------------    ------------------------------
                                   Shares             Amount         Shares              Amount
------------------------------------------------------------------------------------------------
Shares sold:
  Class A                         167,968        $ 4,137,993        519,941        $ 13,025,786
  Class B                         135,060          3,341,503        372,091           9,257,698
  Class C                          95,015          2,382,387        124,310           3,141,845
  Class R                          11,242            284,061        120,833           3,035,017

Shares issued to shareholders due to reinvestment of distributions:

  Class A                         124,889          3,122,968        116,290           2,853,684
  Class B                          13,391            334,128          6,908             169,109
  Class C                           3,860             96,653          1,846              45,583
  Class R                           8,760            218,621          4,668             114,607
------------------------------------------------------------------------------------------------
                                  560,185         13,918,314      1,266,887          31,643,329
------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                        (239,556)        (5,930,818)      (376,287)         (9,460,805)
  Class B                         (99,807)        (2,607,515)       (13,633)           (346,082)
  Class C                         (31,476)          (782,411)       (10,327)           (264,621)
  Class R                          (2,507)           (58,853)      (249,979)         (6,194,679)
------------------------------------------------------------------------------------------------
                                 (373,346)        (9,379,597)      (650,226)        (16,266,187)
------------------------------------------------------------------------------------------------
Net increase                      186,839        $ 4,538,717        616,661        $ 15,377,142
================================================================================================

3. Securities Transactions

Purchases and sales (including maturities) of investment securities, U.S. government obligations and short-term investments for the six months ended December 31, 1998, were as follows:
--------------------------------------------------------------------------------
Purchases:
    Investment securities                                          $  39,727,489
    U.S. government obligations                                       87,779,201
    Short-term investments                                           130,471,012
Sales:
    Investment securities                                             32,490,662
    U.S. government obligations                                       93,124,176
    Short-term investments                                           131,400,000
================================================================================
At December 31, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

Net unrealized appreciation aggregated $9,676,288 of which $10,596,088 related to appreciated securities and $919,800 related to depreciated securities.

4. Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net asset value of the Fund as follows:

Average Daily Net Asset Value                                     Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                           .7500 of 1%
For the next $125 million                                            .7375 of 1
For the next $250 million                                            .7250 of 1
For the next $500 million                                            .7125 of 1
For the next $1 billion                                              .7000 of 1
For the net assets over $2 billion                                   .6750 of 1
================================================================================
The Adviser has agreed to waive fees and reimburse expenses through July 31, 1998, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .85% of the average daily net asset value of any class of Fund shares. Effective August 1, 1998, the Adviser has agreed to waive fees and reimburse expenses through July 31, 1999, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .95% of the average daily net asset value of any class of Fund shares.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"), of which The John Nuveen Company holds a minority interest, under which ICAP manages the Fund's investment portfolio. ICAP is compensated for its services from the management fee paid to the Adviser. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the six months ended December 31, 1998, John Nuveen & Co. Incorporated (the "Distributor") collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended December 31, 1998, the Distributor compensated authorized dealers directly with approximately $130,400 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended December 31, 1998, the Distributor retained approximately $63,900 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $18,000 of CDSC on share redemptions during the six months ended December 31, 1998.

5. Composition of Net Assets

At December 31, 1998, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:
--------------------------------------------------------------------------------
Capital paid-in                                                      $80,703,416
Balance of undistributed net investment income                            78,532
Accumulated net realized gain (loss) from investment transactions    (2,245,193)
Net unrealized appreciation of investments                             9,676,288
--------------------------------------------------------------------------------
Net assets                                                           $88,213,043
================================================================================

Financial Highlights (Unaudited)



  Selected data for a share outstanding throughout each period is as follows:


  Class (Inception Date)
                                         Investment Operations              Less Distributions
                                   ---------------------------------    ---------------------------
                                                        Net
                                                  Realized/
                                                 Unrealized
                      Beginning           Net       Invest-                Net                        Ending
                            Net       Invest-          ment             Invest-                          Net
Year Ended                Asset          ment          Gain                ment    Capital             Asset         Total
June 30,                  Value    Income (a)        (Loss)    Total     Income       Gain    Total    Value    Return (b)
-----------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
     1999 (d)            $26.39          $.27         $(.08)   $ .19      $(.25)    $(1.15)  $(1.40)  $25.18          .84%
     1998                 23.84           .77          3.11     3.88       (.76)      (.57)   (1.33)   26.39        16.71
     1997 (c)             20.00           .70          3.66     4.36       (.42)      (.10)    (.52)   23.84        22.04
Class B (8/96)
     1999 (d)             26.39           .18          (.09)     .09       (.15)     (1.15)    (1.30)  25.18          .47
     1998                 23.84           .59          3.10     3.69       (.57)      (.57)    (1.14)  26.39        15.86
     1997 (c)             20.00           .46          3.75     4.21       (.27)      (.10)     (.37)  23.84        21.26
Class C (8/96)
     1999 (d)             26.39           .18          (.09)     .09       (.15)     (1.15)    (1.30)  25.18          .46
     1998                 23.84           .59          3.10     3.69       (.57)      (.57)    (1.14)  26.39        15.86
     1997 (c)             20.00           .53          3.68     4.21       (.27)      (.10)     (.37)  23.84        21.26
Class R (8/96)
     1999 (d)             26.39           .30          (.08)     .22       (.28)     (1.15)    (1.43)  25.18          .96
     1998                 23.84           .83          3.11     3.94       (.82)      (.57)    (1.39)  26.39        16.99
     1997 (c)             20.00           .61          3.80     4.41       (.47)      (.10)     (.57)  23.84        22.31
=============================================================================================================================

                                                Ratios/Supplemental Data
                      ----------------------------------------------------------------------------
                                                   Ratio                        Ratio
                                                  of Net                       of Net
                                  Ratio of    Investment      Ratio of     Investment
                                  Expenses        Income      Expenses      Income to
                                to Average    to Average    to Average        Average
                      Ending    Net Assets    Net Assets    Net Assets     Net Assets
                         Net        Before        Before         After          After    Portfolio
                      Assets    Reimburse-    Reimburse-    Reimburse-     Reimburse-     Turnover
                       (000)          ment          ment      ment (a)       ment (a)         Rate
--------------------------------------------------------------------------------------------------
Class A (8/96)
     1999 (d)        $67,761          1.41%*       1.92%*       1.18%*         2.15%*           55%
     1998             69,614          1.48         2.68         1.10           3.06             86
     1997 (c)         56,686          1.71*        2.78*        1.10*          3.39*            52
Class B (8/96)
     1999 (d)         11,106          2.16*        1.18*        1.93*          1.41*            55
     1998             10,356          2.24         1.93         1.85           2.32             86
     1997 (c)            646          2.49*        1.59*        1.85*          2.23*            52
Class C (8/96)
     1999 (d)          5,648          2.16*        1.18*        1.93*          1.41*            55
     1998              4,142          2.24         1.92         1.85           2.31             86
     1997 (c)            980          2.31*        2.07*        1.85*          2.53*            52
Class R (8/96)
     1999 (d)          3,697          1.16*        2.17*         .93*          2.40*            55
     1998              3,413          1.23         2.94          .85           3.32             86
     1997 (c)          6,052          2.29*        1.68*         .85*          3.12*            52
==================================================================================================

*    Annualized.
(a) After waiver of certain management fees or reimbursement of expenses by Nuveen Institutional Advisory Corp.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)  From commencement of class operations as noted.
(d)  For the six months ended December 31, 1998.

Building a Better Portfolio
Can Make You a Successful Investor


Nuveen Family
of Mutual Funds
Nuveen offers a variety
of funds designed to
help you reach your
financial goals.

Growth

Nuveen Rittenhouse
Growth Fund

Growth and
Income

European Value Fund

Growth and
Income Stock Fund

Balanced Stock
and Bond Fund

Balanced Municipal
and Stock Fund

Dividend and
Growth Fund

Income

Income Fund

Tax-Free Income

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds

Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information



Board of Trustees

James E. Bacon
Anthony T. Dean
Jack B. Evans
William T. Kissick
Thomas E. Leafstrand
Robert H. Lyon
Timothy R. Schwertfeger
Sheila Wellington


Fund Manager

Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and
Shareholder Services

The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

(800) 257-8787


Legal Counsel

Chapman and Cutler
Chicago, IL

Independent Public Accountants

Arthur Andersen LLP
Chicago, IL

Serving Investors for Generations

[PHOTO OF JOHN NUVEEN, SR., APPEARS HERE]

John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com

NUVEEN

Mutual Funds




December 31, 1998

Semiannual Report

For investors seeking attractive after-tax returns through tax-free income and long-term growth of capital.




                             [PHOTO APPEARS HERE]



Balanced
Municipal
and
Stock Fund

Highlights

As of December 31, 1998
For Class A shares


Annualized Fund Returns/1/
[BAR CHART APPEARS HERE]

                    Class A (NAV)        Class A (Offer)
One-Year                8.33%                2.11%
Since Inception        13.58%               10.81%


Monthly Tax-Free Dividend History
[BAR CHART APPEARS HERE]

January           0.04550         July              0.04350
February          0.04550         August            0.04350
March             0.04550         September         0.04350
April             0.04550         October           0.04350
May               0.04550         November          0.04350
June              0.04550         December          0.04350


Portfolio Allocation

[PIE CHART APPEARS HERE]

Municipal Bonds           65%
Stocks                    35%




Bond Buyer 40 Yield
[Line Graph Appears Here]

Top Five Stock Holdings

TCI Group Class A         4.1%  Philip Morris Companies Inc.            3.8%
 ............................................................................
BankAmerica Corporation   3.8%  News Corporation Limited Sponsored ADR  3.6%
 ............................................................................
Waste Management Inc.     3.8%
----------------------------------------------------------------------------


Contents

 1   Dear Shareholder
 3   Portfolio Manager's Comments
 5   Performance Overview
 6   Portfolio of Investments
12   Statement of Net Assets
13   Statement of Operations
14   Statement of Changes in Net Assets
15   Notes to Financial Statements
19   Financial Highlights
20   Building Better Portfolios with Nuveen
21   Fund Information


/1/  Please see the Performance Overview on page five for more information.

Dear Shareholder


[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board


Wealth takes
a lifetime
to build.
Once achieved,
it should be
preserved.


I'm pleased to report that over the past 12 months, the Nuveen Balanced Municipal and Stock Fund continued to perform well in pursuit of its primary objective: providing you with an attractive after-tax total return through a combination of federally tax-exempt income, capital appreciation, and capital preservation in adverse markets. Even in today's lower interest rate environment, the fund remains well-positioned to continue providing attractive tax-free income.

The Year in Review

Over the past year, the markets endured bouts of volatility, as the Asian financial crisis spilled over into emerging markets and affected economies around the globe. To avert a potential domestic credit crunch and bring some stability to global markets, the Federal Reserve moved to ease short-term interest rates for the first time in almost three years. Between the end of September and mid-November, three successive cuts brought the federal funds rate to 4.75%.

Rising bond prices drove yields on 30-year Treasuries to historic lows. With yields on long Treasury bonds pushing below 5% at times, the yield on the Bond Buyer Revenue Bond Index, an unmanaged index of long-term municipal revenue bonds, fell just 15 basis points--from 5.41% to 5.26%--compared with the 82-point drop in Treasury yields over the past 12 months. As of December 31, 1998, the ratio of long-term municipal yields to 30-year Treasury yields stood at more than 103%, compared with the more typical range of 86-87%. Over the past few months, this ratio has reached as high as 104%. For investors, this means that quality long-term municipal bonds currently offer approximately the same yield as Treasury bonds with comparable maturities--even before the tax advantages of municipal bonds are taken into account. On an after-tax basis in today's market, municipal bonds present an exceptionally attractive investment option relative to Treasuries.

Despite the uncertainty in some foreign markets, U.S. equities enjoyed another banner year. The Dow Jones Industrial Average recorded an increase for the eighth consecutive time, and the S&P 500 posted a total return of almost 29%. This increase is even more impressive in light of the S&P 500's decline of almost 20% over the summer. In the coming months, we will continue to watch several key factors affecting the economy's future, including corporate earnings reports, wage and employment statistics, the strength of the U.S. dollar, events in international markets, and any further interest rate indications from the Federal Reserve.

Nuveen's Premier Advisers

As a further enhancement to our management capabilities, Nuveen has assembled a strong core of Premier Advisers/SM/, portfolio managers with specialized expertise in a particular investment style or asset class and

"An appropriately diversified portfolio . . . can help cushion against volatility and enhance your overall total return potential."

time-tested investment strategies that seek consistent, long-term performance. Nuveen Investment Advisory Services, the Premier Adviser for income investing, manages the municipal bond portion of the portfolio. As one of the largest and most experienced municipal bond managers in the country, Nuveen draws upon the systems, market knowledge, and investing skills the firm has developed through its 100 years of day-to-day participation in this complex market. They invest the majority of the Fund's assets in investment-grade municipal bonds with favorable characteristics that they believe offer the best balance of current tax-free income and capital preservation potential. The stock portion of the Fund's portfolio is managed by Institutional Capital Corporation, Nuveen's Premier Adviser for value investing. A highly successful institutional money manager with close to 30 years of experience, Institutional Capital specializes in finding undervalued midsized and large company stocks that are poised for significant growth. Generally, the managers only purchase stocks that they believe have the potential to generate 15-25% returns over an 18-month period.

The disciplined, research-oriented approach of Nuveen and Institutional Capital has paid off for investors and is still the key investment strategy of the Nuveen Balanced Municipal and Stock Fund.

Considering the market volatility of 1998, we believe that investors will continue to find diversification to be an increasingly important strategy in the months ahead. An appropriately diversified portfolio - one that balances different types of investments, levels of risk, and tax management strategies - can help cushion your portfolio against volatility and enhance your overall total return potential.

Nuveen also offers other equity and European funds, featuring portfolio management by Institutional Capital, plus growth, income, and tax-free funds, managed by other Premier Advisers specializing in those asset categories. For more information about Nuveen Mutual Funds, including charges and expenses, contact your financial adviser for a prospectus, or call Nuveen at (800) 621-7227. Please read the prospectus carefully before you invest or send money.

We encourage you to talk with your financial adviser about the ways Nuveen's collection of mutual funds can help you establish a diversified portfolio designed to build and sustain long-term financial security. We are grateful for the confidence you have placed in us, and we intend to continue earning your trust in the years ahead.

Sincerely,


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

February 15, 1999

Nuveen Balanced Municipal and Stock Fund

Portfolio Manager's Comments

Investors found 1998 to be a very challenging year, and many expect volatile, yet growing markets in 1999. To gain a clearer perspective on recent events and the future of the Nuveen Balanced Municipal and Stock Fund, we talked to portfolio managers at both Institutional Capital Corporation and Nuveen, managers of the fund's equity and municipal portfolios, respectively. Here are the highlights of that discussion:


What are your assessments of the financial markets and their economic performances from last year?

The fixed-income market posted solid results. Bond prices rose substantially, as the yield on the 30-year U.S. Treasury declined to 5.10% by year-end, down from 5.92% at the beginning of the year. The demand that led to this dramatic Treasury bond rally did not affect the municipal bond market to the same extent; the yield on the Bond Buyer Revenue Bond Index, which is an index of long-term municipal revenue bonds, fell from 5.41% to 5.26% during the year. In the municipal market, low interest rates and the strong economy combined to generate high levels of new issuance and a dramatic increase in the refinancing of existing bonds. In 1998, there was $284 billion of municipal issuance, up
29% over 1997. In terms of total municipal issuance, 1998 ranked as the second largest year on record, next to 1993's $292 billion. Interest rates in the municipal market were volatile over the past year. Most of the fluctuation was triggered by the Federal Reserve's reduction of the Federal Funds rate in the third and fourth quarters of 1998, which made stocks more attractive relative to bonds.

Towards the end of the year, municipal bonds offered approximately the same yields as taxable U.S. Treasuries, before the tax advantage of municipals was taken into account, which increased the demand for municipal bonds. On an after-tax basis in today's market, municipal bonds present an exceptionally attractive option relative to Treasuries.

The equity market turned in another strong performance in 1998, setting a number of records in the process. The S&P 500 generated a total return of 28.6% for the year, its fourth consecutive year of increases over 20% and the first such string of increases since the 1870s. The Dow Jones Industrial Average has now risen for each of the last eight years, and 16 of the last 17 years. Due to this strong performance over the last 17 years, the S&P 500 has produced an annualized total return of almost 18%, the highest total return on record for that index. The market's performance, though solid, was also marked by volatility last year. The S&P 500 declined almost 20% during the summer, only to eventually rebound and reach record highs four months later.

Equity market performance was also notable in 1998 for its concentration of return in a relatively small group of large-capitalization, growth-oriented issues. The top five contributors to the S&P 500's total return in 1998 were Microsoft, General Electric, Wal-Mart, Lucent Technologies, and Cisco. These five stocks showed a median return of nearly 115% while the return for the other 495 stocks in the S&P 500 was only about 7%.

At year-end, the stock market hovered near record highs despite the continuing financial instability in Asia and Russia as well as the impeachment of President Clinton.

The economy continued to support the market's advance in 1998, growing at about 4%, even in the face of slowed foreign trade. While the economy is not likely headed for recession, there are signs that growth will slow in 1999: U.S. exports will continue to be affected by financial market turmoil; spending on capital expenditures should moderate; and housing growth should slow. Even though the economy's pace should taper off in the coming months, there are adjustments taking place that could lessen the economic slowdown anticipated in 1999, such as foreign central banks moving aggressively to reduce interest rates, higher government spending in the U.S. due to the current budget surplus, and initial signs of stability in Asia.

What role did the Federal Reserve play in the financial markets' strong performance?

The Federal Reserve played an important role in the strength of the economy and the financial markets in 1998, lowering short-term interest rates three times in the last half of the year. These actions helped to stave off further declines in stock prices and set the stage for the unprecedented market recovery to new highs.

The decline in long-term interest rates was also aided by the Federal Reserve's reduction of the Fed Funds rate. While interest rates had been trending lower through much of the year, the Fed's move to lower short-term rates served to provide stability to both the U.S. Treasury and municipal markets.

How did the Nuveen Balanced Municipal and Stock Fund perform in 1998?

The Nuveen Balanced Municipal and Stock Fund generated a total return on Class A shares at net asset value of 8.33% for the 12 months ended December 31, 1998. This compares to a 13.50% total return for the Lipper Balanced Fund Category average, which does not take into account the performance of municipal bonds. The Lipper Balanced Fund Category uses only the averages of balanced funds that contain stocks and either U.S. Treasuries or, in some cases, corporate bonds. Given that Treasuries outperformed municipals, the difference in total return for the fund and the index is easier to understand.

See your fund's performance overview in this report, on page five, for more information.

In addition, the Fund's value-oriented equity portfolio also affected the overall performance of the fund. When the financial crisis in Asia first became apparent in the fall of 1997, equity performance shifted sharply in favor of the largest, growth-oriented stocks. While growth stocks have now outperformed value stocks for five years in a row, the differential in 1998 was the largest on record.

The prospects for value-oriented stocks look much better if there is an easing monetary policy. If the Fed lowers interest rates further, we expect that investors would become more comfortable with the outlook for the economy, which should spur a move back towards value-oriented stocks.

What investment strategies were employed in managing the Nuveen Balanced Municipal and Stock Fund? In addition, what are some of the holdings you've identified as being particularly attractive?

The municipal portfolio management team focused primarily on searching the new issue market for attractive bonds in the ten- to fifteen-year maturity range. Another area of interest was the secondary market. For example, housing sector issues appeared attractive due to record low interest rates. In addition, the team continued to focus on diversifying municipal holdings geographically. Significant municipal holdings in the fund which the portfolio management team believed were particularly attractive included: New York City General Obligation Bonds; District of Colombia Series B Insured General Obligation Bonds; New Hampshire State Turnpike System Revenue Bonds; Erie County, NY, Industrial Development Agency Revenue Bonds; Denver Airport Bonds; and Nevada Housing Division Bonds.

In the equity portfolio, the Fund's strategic investment themes revolved around two areas. The primary strategic focus throughout 1998 remained searching for companies undergoing a corporate restructuring. We generally looked for companies that had franchises or significant asset bases that were underutilized or underappreciated and had the most potential for favorably enhancing the fund's performance. Committed management can release considerable value in those situations. The second focus was looking for stocks of companies whose business is primarily domestic in nature, reflecting our view that even if there is some economic slowdown, the U.S. will remain one of the world's best growth areas in 1999.

Stocks purchased in the last six months with more of a domestic focus include:
TCI Group (an AT&T merger partner), SBC Communications Inc., Dayton Hudson Corporation, Circuit City Stores, Hartford Financial Services Group, Inc., Monsanto Company, Gannett Co., Inc., and United States Filter Corporation. The stocks listed here were as of December 31, 1998, and given that the portfolio is actively managed, they may change.

In this time of rising valuations, is the portfolio management team still able to find attractive value opportunities?

Yes. In the municipal portfolio, we continue to find attractive opportunities in the ten to fifteen-year maturity range. The portfolio management team is also seeking attractive issues in the BBB credit range that meet Nuveen's rigorous standards.

We believe it is important to emphasize that the valuations of the equity portfolio holdings are quite attractive on an absolute basis, as well as relative to the S&P 500. Based on 1999 estimates, the earnings level for the Nuveen Balanced Municipal and Stock Fund's equity portfolio is projected to be 18 times its share price (this is often called the price to earnings ratio), compared to that of the S&P 500, which is close to 28 times. The difference in the two price to earnings ratios underlies the importance of how we select the stocks that go into the fund: we look for stocks that we believe are trading at prices lower than their intrinsic worth and also have a catalyst to unlock the stock's unre cognized value. While the current frenzy in Internet-related stocks seems to make valuation comparisons irrelevant, we continue to believe that our focus of searching for undervalued securities will prove as rewarding in the future as it has in the past.

Nuveen Balanced Municipal and Stock Fund
Performance Overview
As of December 31, 1998

Top Five Stock Holdings/1/
TCI Group Class A                       4.1%
 ..............................................
BankAmerica Corporation                 3.8%
 ..............................................
Waste Management Inc.                   3.8%
 ..............................................
Philip Morris Companies Inc.            3.8%
 ..............................................
News Corporation Limited Sponsored ADR  3.6%
----------------------------------------------

Stock Diversification

          [PIE CHART APPEARS HERE]

Energy                                    4%
Transportation                            4%
Communications Services                  10%
Basic Materials                           7%
Technology                               12%
Healthcare                               14%
Capital Goods                             5%
Consumer Staples                          8%
Financials                               15%
Consumer Cyclicals                       21%
----------------------------------------------

Monthly Tax-Free Dividend History

[BAR CHART APPEARS HERE]

January           0.04550         July              0.04350
February          0.04550         August            0.04350
March             0.04550         September         0.04350
April             0.04550         October           0.04350
May               0.04550         November          0.04350
June              0.04550         December          0.04350

Fund Highlights

Share Price                                A          B          C          R
------------------------------------------------------------------------------
Inception Date                          8/96       8/96       8/96       8/96
 ..............................................................................
Net Asset Value                       $24.43     $24.62     $24.61     $24.31
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Total Net Assets ($000)                                              $188,696
 ..............................................................................
Fixed Income Average Duration                                            6.82
 ..............................................................................
Average Market Capitalization of Stocks in Portfolio              $42 billion
 ..............................................................................
Average P/E of Stocks (trailing 12 months)                               17.4
 ..............................................................................
Number of Stocks                                                           49
 ..............................................................................
Expense Ratio (A Shares after reimbursement)                            1.20%
------------------------------------------------------------------------------

Annualized Total Return/2/

                      A (On NAV)   A (On Offer)         B         C         R
------------------------------------------------------------------------------
One-Year                   8.33%          2.11%     7.54%     7.55%     8.62%
 ..............................................................................
Since Inception/2/        13.58%         10.81%    12.77%    12.75%    13.88%
------------------------------------------------------------------------------

1 The companies listed above represent their respective percentages as of 12/31/98. Over time, the fund's holdings and their percentages will vary as the prices of the stocks vary.

2 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years, which is not reflected in the return figures. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the return figures.

Portfolio of Investments (Unaudited)
Nuveen Balanced Municipal and Stock Fund
December 31, 1998

                                                                                       Market
     Shares   Description                                                               Value
---------------------------------------------------------------------------------------------
              COMMON STOCKS - 34.5%
              Basic Materials - 2.5%
     45,400   Akzo Nobel N.V. Sponsored ADR                                      $  2,025,975
     25,699   IMC Global Inc.                                                         549,316
     31,500   Monsanto Company                                                      1,496,250
     25,650   UPM-Kymmene Oyj Corporation Sponsored ADR                               719,354
---------------------------------------------------------------------------------------------
              Capital Goods - 1.7%
     25,400   United States Filter Corporation#                                       581,025
     54,950   Waste Management Inc.                                                 2,562,044
---------------------------------------------------------------------------------------------
              Communication Services - 3.7%
     43,700   Bell Atlantic Corporation                                             2,316,100
     34,900   SBC Communications Inc.                                               1,871,513
     50,400   TCI Group Class A#                                                    2,787,750
---------------------------------------------------------------------------------------------
              Consumer Cyclicals - 6.2%
     15,300   Circuit City Stores                                                     764,044
     37,900   Dayton Hudson Corporation                                             2,056,075
     28,850   Dun & Bradstreet Corporation                                            910,578
     42,800   Federated Department Stores, Inc.#                                    1,864,475
     17,400   Gannett Co., Inc.                                                     1,122,300
     29,950   General Motors Corporation                                            2,143,297
     21,175   Hasbro, Inc.                                                            764,947
     66,050   Host Marriot Corporation                                                912,316
      6,000   Masco Corporation                                                       172,500
     12,070   R.H. Donnelley Corporation                                              175,769
     21,100   Royal Caribbean Cruises Ltd.                                            780,700
---------------------------------------------------------------------------------------------
              Consumer Staples - 2.8%
     19,100   Kimberly-Clark Corporation                                            1,040,950
     47,400   Philip Morris Companies Inc.                                          2,535,900
     21,600   Seagram Company Ltd.                                                    820,800
     18,100   Service Corporation International                                       688,931
     12,300   TCI Ventures Group Class A#                                             289,819
---------------------------------------------------------------------------------------------
              Energy - 1.3%
     22,540   Elf Aquitaine SA Sponsored ADR                                        1,276,328
     27,400   Schlumberger Limited                                                  1,263,825
---------------------------------------------------------------------------------------------
              Financials - 5.6%
     43,100   Allstate Corporation                                                  1,664,738
     43,200   BankAmerica Corporation                                               2,597,400


                                                                                                                             Market
     Shares    Description                                                                                                    Value
-----------------------------------------------------------------------------------------------------------------------------------
               Financials (continued)
     19,400    CIGNA Corporation                                                                                       $  1,499,863
     35,375    Citigroup Inc.                                                                                             1,751,063
      6,605    Crestline Capital Corporation#                                                                                96,598
     21,650    Hartford Financial Services Group, Inc.                                                                    1,188,044
     44,850    Household International, Inc.                                                                              1,777,181
-----------------------------------------------------------------------------------------------------------------------------------
               Health Care - 5.1%
     39,000    American Home Products Corporation                                                                         2,196,188
     24,250    Baxter International Inc.                                                                                  1,559,578
     14,200    Bristol-Myers Squibb Company                                                                               1,900,138
     59,000    Hoechst AG Sponsored ADR                                                                                   2,419,000
     30,000    Humana Inc.#                                                                                                 534,375
     35,500    Tenet Healthcare Corporation#                                                                                931,875
-----------------------------------------------------------------------------------------------------------------------------------
               Technology - 4.2%
     10,200    Computer Associates International, Inc.                                                                      434,775
     46,900    First Data Corporation                                                                                     1,486,144
      8,500    International Business Machines Corporation                                                                1,570,375
     18,300    Newbridge Networks Corporation#                                                                              555,863
     35,500    Northern Telecom Limited                                                                                   1,779,438
     30,650    Royal Philips Electronics N.V.                                                                             2,074,622
-----------------------------------------------------------------------------------------------------------------------------------
               Transportation - 1.4%
     19,450    AMR Corporation#                                                                                           1,154,844
     43,150    Burlington Northern Santa Fe Corporation                                                                   1,456,313
-----------------------------------------------------------------------------------------------------------------------------------
               Total Common Stocks - (cost $56,535,934)                                                                  65,121,296
               --------------------------------------------------------------------------------------------------------------------
               PREFERRED STOCKS - 1.3%
     99,600    News Corporation Limited Sponsored ADR                                                                     2,458,875
-----------------------------------------------------------------------------------------------------------------------------------
               Total Preferred Stocks - (cost $1,846,437)                                                                 2,458,875
               --------------------------------------------------------------------------------------------------------------------

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               MUNICIPAL BONDS - 65.5%
               Alabama - 0.3%
 $  455,000    Alabama Water Pollution Control Authority, Revolving Fund                     8/05 at 100         AAA    $   514,901
                 Loan Bonds, Series 1994, 6.625%, 8/15/08
-----------------------------------------------------------------------------------------------------------------------------------
               California - 3.3%
  2,500,000    Escondido Multifamily Housing Revenue Refunding (Morning                  7/05 at 101 1/2         AAA      2,648,050
                 View Terrace Apartments-FNMA), Series 1997B, 5.400%, 1/01/27
  1,525,000    Northern California Power Agency, Public Power Revenue                       No Opt. Call          A-      1,680,083
                 Refunding Bonds, Geothermal Project No. 3, 1993 Series A,
                 5.650%, 7/01/07
    250,000    County of Orange, California, Refunding Recovery Bonds,                      No Opt. Call         AAA        288,040
                 1995 Series A, 6.000%, 6/01/10
  1,495,000    Palmdale Civic Authority, 1997 Revenue Bonds, Series A                        7/07 at 102         AAA      1,595,763
                 (Civic Center Refinancing), 5.375%, 7/01/12
-----------------------------------------------------------------------------------------------------------------------------------
               Colorado - 1.2%
  2,000,000    City and County of Denver, Colorado, Airport System Revenue                  11/06 at 102         AAA      2,195,160
                 Bonds, Series 1996 B, 5.625%, 11/15/08 (Alternative Minimum Tax)

                     Portfolio of Investments (Unaudited)
                     Nuveen Balanced Municipal and Stock Fund (continued) December 31, 1998


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*  Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
               Conneticut - 3.8%

$ 1,075,000    Connecticut Housing Finance Authority, Housing Mortgage                        5/06 at 102        AA    $  1,144,187
                 Finance Program Bonds, 1996 Series B, Subseries
                 B-2, 5.750%, 11/15/08 (Alternative Minimum Tax)

  1,000,000    State of Connecticut Health and Educational Facilities                        No Opt. Call        BB       1,039,090
                 Authority, Revenue Bonds, Hospital for Special Care
                 Issue, Series B, 5.125%, 7/01/07

  1,485,000    Connecticut Development Authority, First Mortgage Gross                       12/06 at 103      BBB+       1,492,187
                 Revenue Health Care Project Refunding Bonds, Series
                 1998A (The Elim Park Baptist Home, Inc. Project),
                 4.875%, 12/01/07

  3,500,000    West Haven Housing Authority (Connecticut), Multifamily                        1/01 at 100       N/R       3,565,240
                 Housing Revenue Bonds, Series 1998B (Meadows Landing
                 Apartments), 6.000%, 1/01/02 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
               District of Columbia--2.4%

  3,500,000    District of Columbia, General Obligation Bonds, Series                        No Opt. Call       AAA       3,970,469
                 1998B, 6.000%, 6/01/11

    500,000    District of Columbia, General Obligation Refunding Bonds,                     No Opt. Call       AAA         588,109
                 Series A-1, 6.500%, 6/01/10
----------------------------------------------------------------------------------------------------------------------------------
               Georgia--1.6%

  2,000,000    Development Authority of Fulton County (Georgia), Special                      5/08 at 101      BBB-      2,030,520
                 Facilities Revenue Bonds (Delta Air Lines, Inc. Project),
                 Series 1998, 5.300%, 5/01/13 (Alternative Minimum Tax)

    895,000    Georgia Housing and Finance Authority, Single Family                           6/06 at 102       AAA        937,316
                 Mortgage Bonds, 1996 Series A, 5.875%, 12/01/19
                 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Idaho--1.6%

  1,425,000    Idaho Housing and Finance Association, Single Family                           1/07 at 102        A1      1,522,427
                 Mortgage Bonds, 1997 Series D, 5.950%, 7/01/09
                 (Alternative Minimum Tax)

  1,500,000    Idaho Housing and Finance Association, Single Family                       7/07 at 101 1/2        A1      1,574,955
                 Mortgage Bonds, 1997 Series F, 5.700%, 7/01/10
                 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
               Illinois--5.8%

  1,075,000    Village of Bolingbrook, Will and DuPage Counties,                             No Opt. Call       AAA      1,330,904
                 Illinois, Residential Mortgage Revenue Bonds,
                 Series 1979, 7.500%, 8/01/10

               Community High School District Number 219, Cook
               County, Illinois (Niles Township), General
               Obligation Limited Tax School Bonds, Series
               1998:
  1,130,000      0.000%, 12/01/09                                                            No Opt. Call       AAA        695,176
  2,360,000      0.000%, 12/01/10                                                            No Opt. Call       AAA      1,372,600

               Illinois Development Finance Authority, Economic
               Development Revenue Bonds, Series 1998 (The
               Latin School of Chicago Project):
    270,000      5.200%, 8/01/11                                                             8/08 at 100       Baa2        273,097
    200,000      5.250%, 8/01/12                                                             8/08 at 100       Baa2        202,062
    580,000      5.300%, 8/01/13                                                             8/08 at 100       Baa2        585,527

  2,160,000    Illinois Health Facilities Authority, Revenue                                 7/04 at 102     N/R***      2,538,842
                 Bonds, Series 1985 (St. Elizabeths Hospital
                 of Chicago, Inc.), 7.250%, 7/01/05 (Pre-
                 refunded to 7/01/04)

  1,500,000    Illinois Health Facilities Authority, Revenue                                11/03 at 102         A+      1,636,005
                 Bonds, Series 1993 (OSF Healthcare System),
                 6.000%, 11/15/10

    250,000    Illinois Health Facilities Authority, FHA                                     2/06 at 102        AAA        270,248
                 Insured Mortgage Revenue Bonds, Series
                 1996 (Sinai Health System), 5.500%,
                  2/15/09

  1,200,000    Illinois Health Facilities Authority,                                        10/07 at 102       AAA       1,314,336
                 Revenue Bonds, Series 1997A (Highland
                 Park Hospial Project), 5.700%, 10/01/10

    700,000    Kankakee School District No. 111, Kankakee                                    1/06 at 100       AAA         743,148
                 County, Illinois, General Obligation
                 School Bonds, Series 1996, 5.500%,
                 1/01/12
----------------------------------------------------------------------------------------------------------------------------------
               Indiana--0.8%

  1,530,000    Indiana Housing Finance Authority, Single                                     7/08 at 101       Aaa       1,553,715
                 Family Mortgage Revenue Bonds, 1998
                 Series C-3, 5.300%, 7/01/13 (Alternative
                 Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
               Kentucky--1.3%

  2,500,000    County of Boone, Kentucky, Mortgage Revenue                                   6/99 at 100       N/R       2,503,275
                 Bonds, Series 1998A (Normandy Green
                 Apartments Project), 5.200%, 6/20/38
                 (Alternative Minimum Tax)

     Principal                                                                              Optional Call                   Market
        Amount Description                                                                    Provisions*    Ratings**       Value
----------------------------------------------------------------------------------------------------------------------------------
               Louisiana--1.5%

               Parish School Board of the Parish of Jefferson, State of Louisiana,
               Sales Tax School Bonds, Refunding Series 1998:
   $ 1,045,000   0.000%, 3/01/08                                                            No Opt. Call        AAA    $   704,361
     2,175,000   0.000%, 9/01/08                                                            No Opt. Call        AAA      1,434,826
     1,000,000   0.000%, 3/01/10                                                            No Opt. Call        AAA        606,410
----------------------------------------------------------------------------------------------------------------------------------
               Maine--0.2%

       255,000 Town of Winslow, Maine (Crowe Rope Industries Project),                     3/07 at 102          Aaa        283,555
                 1997 Series A, General Obligation Tax Increment Financing Bonds,
                 6.000%, 3/01/11 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
               Massachusetts--4.9%

               Massachusetts Development Finance Agency, Resource Recovery Revenue
               Bonds (Ogden Haverhill Project), Series 1998B:
     1,720,000   5.100%, 12/01/12 (Alternative Minimum Tax)                               12/08 at 102          BBB      1,708,923
     1,885,000   5.200%, 12/01/13 (Alternative Minimum Tax)                               12/08 at 102          BBB      1,876,216

       250,000 Massachusetts Health and Educational Facilities Authority,                  7/06 at 102          AAA        278,688
                 Revenue Bonds, Melrose-Wakefield Healthcare Corp. Issue,
                 Series C, 5.700%, 7/01/08 (Pre-refunded to 7/01/06)

               Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding
               Bonds (Ogden Haverhill Project), Series 1998A:
     1,500,000   5.450%, 12/01/12 (Alternative Minimum Tax)                               12/08 at 102          BBB      1,537,620
     1,825,000   5.500%, 12/01/13 (Alternative Minimum Tax)                               12/08 at 102          BBB      1,865,771

     1,835,000 Massachusetts Turnpike Authority, Western Turnpike Revenue                  7/99 at 100          AAA      1,860,231
                 Bonds, 1997 Series A, 5.550%, 1/01/17
----------------------------------------------------------------------------------------------------------------------------------
               Michigan--1.2%

               Essexville-Hampton Public Schools, County of Bay, State of Michigan, 1997
               School Building and Site Bonds (General Obligation-Unlimited Tax):
     1,000,000   5.400%, 5/01/11 (Pre-refunded to 5/01/07)                                 5/07 at 100          AAA      1,092,250
     1,010,000   5.500%, 5/01/12 (Pre-refunded to 5/01/07)                                 5/07 at 100          AAA      1,110,253
----------------------------------------------------------------------------------------------------------------------------------
               Mississippi--1.0%

               Jones County, Mississippi, Hospital Revenue Refunding Bonds (South Central
               Regional Medical Center Project), Series 1997:
     1,285,000   5.350%, 12/01/10                                                         12/07 at 100         BBB+      1,331,003
       500,000   5.400%, 12/01/11                                                         12/07 at 100         BBB+        517,610
----------------------------------------------------------------------------------------------------------------------------------
               Nebraska--5.3%

     9,921,273 Energy America (Nebraska), Natural Gas Revenue Note                        No Opt. Call          N/R     10,086,363
                 (Metropolitan Utility District Project),
                 Series 1997B, 5.700%, 7/01/08
----------------------------------------------------------------------------------------------------------------------------------
               Nevada--1.4%

     2,215,000 Nevada Housing Division, Single Family Mortgage Bonds, 1997                 4/07 at 102          Aa3      2,327,256
                 Series A-1 Mezzanine Bonds, 6.000%, 4/01/15 (Alternative Minimum Tax)

       250,000 Airport Authority of Washoe County, Reno, Nevada, Airport                   7/03 at 102          AAA        272,233
                 Revenue Refunding Bonds, Series 1993B, 5.875%, 7/01/11
----------------------------------------------------------------------------------------------------------------------------------
               New Hampshire--2.5%

     1,450,000 New Hampshire Higher Educational and Health Facilities                       1/07 at 102        BBB-      1,527,851
                 Authority, Revenue Bonds, Series 1997
                 (New Hampshire College), 6.200%, 1/01/12

     3,000,000 State of New Hampshire, Turnpike System Revenue Bonds, 1992                  4/02 at 102         AAA      3,234,930
                 Series, 6.000%, 4/01/13
----------------------------------------------------------------------------------------------------------------------------------
               New York--11.4%

     2,000,000 Certificates of Participation, The State of New York, The                   No Opt. Call        BBB+      2,213,940
                 City University of New York (John Jay College of Criminal
                 Justice Project Refunding), 6.000%, 8/15/06

               Dutchess County Water and Wastewater Authority (New York),
               Service Agreement  Revenue Bonds, 1998 Series One:
       420,000   4.850%, 6/01/09                                                            6/08 at 101           A        429,576
       925,000   4.950%, 6/01/10                                                            6/08 at 101           A        947,681
       860,000   5.050%, 6/01/11                                                            6/08 at 101           A        881,586

                     Portfolio of Investments (Unaudited)

                     December 31, 1998

  Principal                                                                         Optional Call                            Market
     Amount    Description                                                             Provisions       Ratings**             Value
-----------------------------------------------------------------------------------------------------------------------------------
               New York (continued)
$ 5,000,000    Erie County (New York), Industrial Development Agency,                12/10 at 103             N/R       $ 5,007,950
                 Solid Waste Disposal Facility Revenue
                 Bonds (1998 CanFibre of Lackawanna Project), 8.875%,
                 12/01/13 (Alternative Minimum Tax) (WI)

    500,000    Metropolitan Transportation Authority, Transit Facilities             No Opt. Call            BBB+           553,225
                 Service Contract Bonds, Series O,
                 5.750%, 7/01/07

    250,000    The City of New York, General Obligation Bonds, Fiscal 1997       11/06 at 101 1/2             A-            275,758
                 Series D, Tax Exempt Bonds,
                 5.875%, 11/01/11

    500,000    The City of New York, General Obligation Bonds, Fiscal 1997            4/07 at 101             A-            561,175
                 Series I, 6.000%, 4/15/09

  4,000,000    The City of New York, General Obligation Bonds, Fiscal 1998            8/07 at 101             A-          4,326,880
                 Series D, 5.500%, 8/01/10

               Dormitory Authority of the State of New York, Revenue Bonds,
                 City University Issue, Series U:
    160,000        6.375%, 7/01/08 (Pre-refunded to 7/01/02)                          7/02 at 102         Baa1***           176,328
    115,000        6.375%, 7/01/08                                                    7/02 at 102            Baa1           125,249

  2,000,000    New York State Thruway Authority, Local Highway and Bridge             4/06 at 102            BBB+         2,193,920
                 Service Contract Bonds, Series 1996,
                 5.625%, 4/01/07

    285,000    New York State Urban Development Corporation, State                   No Opt. Call            BBB+           321,360
                 Facilities Revenue Bonds, 1995 Refunding
                 Series, 6.250%, 4/01/06

  1,700,000    New York State Urban Development Corporation, Project                  1/03 at 102            BBB+         1,820,836
                 Revenue Bonds (Cornell Center for Theory
                 and Simulation in Science and Engineering Grant), Series
                 1993, 5.900%, 1/01/07

  1,430,000    New York State Urban Development Corporation, Empire State            No Opt. Call            BBB+         1,651,822
                 Development Corporation, Youth
                 Facilities Revenue Bonds, Series 1997, 6.500%, 4/01/07
-----------------------------------------------------------------------------------------------------------------------------------
               North Carolina - 1.5%

  2,045,000    North Carolina Municipal Power Agency Number 1, Catawba               No Opt. Call             AAA         2,807,110
                 Electric Revenue Bonds, Series 1980,
                 10.500%, 1/01/10
-----------------------------------------------------------------------------------------------------------------------------------
               Ohio - 3.1%

  1,750,000    City of Dayton, Ohio, Special Facilities Revenue Refunding            No Opt. Call             BBB         1,890,630
                 Bonds, 1988 Series C (Emery Air Freight
                 Corporation and Emery Worldwide Airlines, Inc.-Guarantors)
                 (Non-AMT) 6.050%, 10/01/09

  1,500,000    County of Lorain, Ohio, Health Care Facilities Revenue                 2/08 at 101             BBB         1,523,850
                 Refunding Bonds, Series 1998A (Kendal at
                 Oberlin), 5.375%, 2/01/12

  2,065,000    Ohio Building Authority, State Facilities Refunding Bonds              4/03 at 100             AAA         2,478,929
                 (Toledo Government Office Building), 1982
                 Series A, 10.125%, 10/01/06 (Pre-refunded to 4/01/03)
-----------------------------------------------------------------------------------------------------------------------------------
               Oklahoma - 0.6%

  1,000,000    Oklahoma Industries Authority, Health System Revenue                  No Opt. Call             AAA         1,121,570
                 Refunding Bonds (Obligated Group consisting
                 of INTEGRIS Baptist Medical Center, Inc., INTEGRIS South
                 Oklahoma City Hospital Corporation and
                 INTEGRIS Rural Health, Inc.) Series 1995D, 6.000%, 8/15/07
-----------------------------------------------------------------------------------------------------------------------------------
               Pennsylvania - 0.7%

  1,345,000    Pennsylvania Housing Finance Agency, Single Family Mortgage            4/06 at 102             AA+         1,404,436
                 Revenue Bonds, Series 1996-50A,
                 5.350%, 10/01/08
-----------------------------------------------------------------------------------------------------------------------------------
               Rhode Island - 1.1%

  1,760,000    City of Providence, Rhode Island, General Obligation Bonds,            7/07 at 101             AAA         1,985,491
                 1997 Series A, 6.000%, 7/15/09
-----------------------------------------------------------------------------------------------------------------------------------
               Tennessee - 1.5%

  2,700,000    The Industrial Development Board of the City of Cookeville,           10/03 at 102               A         2,900,826
                 Tennessee, Hospital Refunding Revenue
                 Bonds, Series 1993, (Cookeville General Hospital Project),
                 5.750%, 10/01/10
-----------------------------------------------------------------------------------------------------------------------------------
               Texas - 2.5%

  3,000,000    Abilene Higher Education Authority, Inc. (Texas), Student             11/08 at 100             Aa3         2,999,070
                 Loan Revenue Bonds, Subordinate Series
                 1998B (Subordinate Lien Fixed Rate Term Bonds), 5.050%,
                 7/01/13 (Alternative Minimum Tax)

    170,000    City of Austin, Texas, Water, Sewer and Electric Refunding            No Opt. Call              A2           196,855
                 Revenue Bonds, Series 1982,
                 14.000%, 11/15/01

    250,000    City of San Antonio, Texas, Airport System Improvement                 7/06 at 101             AAA           272,408
                 Revenue Bonds, Series 1996,
                 5.700%, 7/01/09 (Alternative Minimum Tax)

   Principal                                                                     Optional Call                               Market
      Amount   Description                                                         Provisions*        Ratings**               Value
-----------------------------------------------------------------------------------------------------------------------------------
               Texas (continued)

$    215,000   Texas Department of Housing and Community Affairs, Single           9/06 at 102              AAA       $     229,007
                  Family Mortgage Revenue Bonds, 1996 Series E, 5.750%, 3/01/10


   1,000,000   Tyler Health Facilities Development Corporation (Texas),            7/02 at 100             Baa2           1,015,809
                  Hospital Revenue Bonds (Mother Frances Hospital Regional
                  HealthCare Center Project), Series 1997A, 5.500%, 7/01/09
-----------------------------------------------------------------------------------------------------------------------------------

               Utah - 0.4%

     500,000   Tooele County, Hazardous Waste Disposal Revenue Bonds               8/05 at 102             BBB+             548,169
                  (Laidlaw Inc./USPCI Clive PJ), Series 1995,  6.750%,
                  8/01/10 (Alternative Minimum Tax)

     200,000   State Board of Regents of the State of Utah, Student Loan          11/05 at 102              AAA             218,989
                  Revenue Bonds, 1995 Series N Bonds, 6,000%, 5/01/08
                  (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Virginia - 1.1%

   2,000,000   Industrial Development Authority of Arlington County,               7/08 at 101              AAA           2,101,999
                   Virginia, Resource Recovery Revenue Bonds
                   (Alexandria/Arlington Waste-to-Energy Facility), Series
                   1998B, Ogden Martin Systems of Alexandria/Arlington,
                   Inc. Project, 5.375%, 1/01/13 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Washington - 1.5%

   1,060,000   Tahoma School District No. 409, King County, Washington,            No Opt. Call             Aaa           1,217,239
                   Unlimited Tax General Obligation
                   Improvement and Refunding Bonds, 1997, 6.000%, 12/01/09

     630,000   Washington State Housing Finance Commission, Single-Family          1/04 at 102              AAA             664,372
                   Mortgage Revenue Bonds (Mortgage Backed Securities Program),
                   Series 1995A, 6.650%, 7/01/16 (Alternative Minimum Tax)

     145,000   Washington Public Power Supply System, Nuclear Project No.          No Opt. Call             Aa1             160,887
                   2 Revenue Bonds, Series 1981A, 14.375%, 7/01/01

     800,000   Washington Public Power Supply System, Project No. 3,               7/06 at 102              AAA             876,935
                  Refunding Revenue Bonds, Series 1996-A, 5.700%, 7/01/09

-----------------------------------------------------------------------------------------------------------------------------------
$118,961,273   Total Municipal Investments - (cost $118,298,946)                                                        123,563,649
============-----------------------------------------------------------------------------------------------------------------------
               Total Investments - (cost $176,681,317) - 101.3%                                                         191,143,820
-----------------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - (1.3)%                                                                    (2,448,077)
-----------------------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                      $ 188,695,743
===================================================================================================================================

#    Non-income producing.

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R  Investment is not rated.

(WI) Security purchased on a when-issued basis (note 1).


                                 See accompanying notes to financial statements.
11

Statement of Net Assets (Unaudited)
December 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $176,681,317) (note 1)                                                     $191,143,820
Cash                                                                                                                         435,012
Receivables:
     Dividends                                                                                                               157,626
     Interest                                                                                                              1,856,596
     Investments sold                                                                                                        545,999
     Shares sold                                                                                                             596,779
Deferred organization costs (note 1)                                                                                          99,758
Other assets                                                                                                                   2,359
------------------------------------------------------------------------------------------------------------------------------------
     Total assets                                                                                                        194,837,949
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
     Investments purchased                                                                                                 5,181,924
     Shares redeemed                                                                                                         673,043
Accrued expenses:
     Management fees (note 5)                                                                                                109,380
     12b-1 distribution and service fees (notes 1 and 5)                                                                      79,306
     Other                                                                                                                    98,553
------------------------------------------------------------------------------------------------------------------------------------
           Total liabilities                                                                                               6,142,206
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 6)                                                                                                     $188,695,743
====================================================================================================================================
Class A Shares (note 1)
Net assets                                                                                                              $122,485,187
Shares outstanding                                                                                                         5,014,113
Net asset value and redemption price per share                                                                          $      24.43
Offering price per share (net asset value per share plus maximum sales charge of 5.25% of offering price)*              $      25.78
====================================================================================================================================
Class B Shares (note 1)
Net assets                                                                                                              $ 46,942,629
Shares outstanding                                                                                                         1,906,390
Net asset value, offering and redemption price per share                                                                $      24.62
====================================================================================================================================
Class C Shares (note 1)
Net assets                                                                                                              $ 17,850,639
Shares outstanding                                                                                                           725,356
Net asset value, offering and redemption price per share                                                                $      24.61
====================================================================================================================================
Class R Shares (note 1)
Net assets                                                                                                              $  1,417,288
Shares outstanding                                                                                                            58,299
Net asset value, offering and redemption price per share                                                                $      24.31
====================================================================================================================================

*Effective January 11, 1999, the maximum sales charge on Class A Shares was increased from 5.25% to 5.75%. The offering price on Class A Shares at the 5.75% maximum sales charge on December 31, 1998, would have been $25.92 per share.

12                               See accompanying notes to financial statements.

                      Statement of Operations (Unaudited)
                      Six Months Ended December 31, 1998

----------------------------------------------------------------------------------------------------
Investment Income (note 1)
Dividends                                                                                $   481,429
Interest                                                                                   2,421,616
----------------------------------------------------------------------------------------------------
Total investment income                                                                    2,903,045
----------------------------------------------------------------------------------------------------
Expenses
Management fees (note 5)                                                                     655,612
12b-1 service fees -- Class A (notes 1 and 5)                                                146,914
12b-1 distribution and service fees -- Class B (notes 1 and 5)                               200,421
12b-1 distribution and service fees -- Class C (notes 1 and 5)                                83,391
Shareholders' servicing agent fees and expenses                                               58,374
Custodian's fees and expenses                                                                 37,657
Trustees' fees and expenses (note 5)                                                           5,650
Professional fees                                                                              7,875
Shareholders' reports -- printing and mailing expenses                                        43,918
Federal and state registration fees                                                           40,061
Amortization of deferred organization costs (note 1)                                          18,148
Other expenses                                                                                 3,215
----------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                                1,301,236
  Expense reimbursement (note 5)                                                             (50,558)
----------------------------------------------------------------------------------------------------
Net expenses                                                                               1,250,678
----------------------------------------------------------------------------------------------------
Net investment income                                                                      1,652,367
----------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions (notes 1 and 4)                     (4,406,256)
Net change in unrealized appreciation or depreciation of investments                       3,484,712
----------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                            (921,544)
----------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                               $   730,823
====================================================================================================

13                               See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited)

                                                                                      Six Months Ended              Year Ended
                                                                                              12/31/98                 6/30/98
------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                    $   1,652,367           $   3,281,813
Net realized gain (loss) from investment transactions (notes 1 and 4)                       (4,406,256)              6,299,554
Net change in unrealized appreciation or depreciation of investments                         3,484,712               7,014,341
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                     730,823              16,595,708
------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
   Class A                                                                                  (1,870,934)             (2,448,814)
   Class B                                                                                    (272,793)               (222,804)
   Class C                                                                                    (113,925)               (104,232)
   Class R                                                                                     (27,021)               (172,195)
From accumulated net realized gains from investment transactions:
   Class A                                                                                  (3,293,468)             (1,444,498)
   Class B                                                                                  (1,225,114)               (193,480)
   Class C                                                                                    (486,028)                (90,253)
   Class R                                                                                     (38,192)               (120,260)
------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                   (7,327,475)             (4,796,536)
------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                            35,683,754              75,343,559
Net proceeds from shares issued to shareholders due to reinvestment of distributions         4,581,008               3,428,628
------------------------------------------------------------------------------------------------------------------------------
                                                                                            40,264,762              78,772,187
------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                                    (10,622,622)            (15,446,129)
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                                     29,642,140              63,326,058
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                  23,045,488              75,125,230
Net assets at the beginning of period                                                      165,650,255              90,525,025
------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                          $ 188,695,743           $ 165,650,255
==============================================================================================================================
Balance of undistributed (over-distributed) net investment income at end of period       $    (182,224)          $     450,082
==============================================================================================================================

                                 See accompanying notes to financial statements.
14

Notes to Financial Statements (Unaudited)


1. General Information and Significant Accounting Policies
The Nuveen Balanced Municipal and Stock Fund (the "Fund") is a series of the Nuveen Investment Trust (the "Trust") which was organized as a Massachusetts business trust in 1996. The Trust (and each series within the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940. Prior to commencement of operations on August 7, 1996, the Trust had no operations other than those related to organizational matters and the initial capital contribution of $100,080 (of which $33,360 was allocated to the Fund) by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, for the issuance of shares on July 29, 1996.

The Fund invests in a mix of equities and tax-exempt securities for capital growth, capital preservation and current tax-exempt income. During temporary defensive periods, the Fund may invest any percentage of its assets in temporary investments.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation
Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities and/or securities having remaining maturities of 60 days or less when purchased, are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At December 31, 1998, the Fund had an outstanding when-issued purchase commitment of $5,040,677.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared and distributed to shareholders monthly. Net ordinary taxable income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from transactions, where applicable.

Federal Income Taxes
The Fund intends to distribute all of its net investment income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required. In addition, the Fund intends to satisfy conditions which will enable interest from municipal obligations, which is exempt from regular federal income tax when received by the Fund, to qualify as exempt-interest dividends when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions are subject to federal taxation.

Flexible Sales Charge Program
The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments
The Fund may invest in options and futures transactions, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended December 31, 1998.

Expense Allocation
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Deferred Organization Costs
The Fund's share of costs incurred by the Trust in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning August 7, 1996 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

2. Fund Shares
Transactions in Fund shares were as follows:

                                                                            Six Months Ended                     Year Ended
                                                                                12/31/98                          6/30/98
                                                                       --------------------------        --------------------------
                                                                          Shares           Amount           Shares           Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                                               573,976     $ 14,088,339        1,308,803     $ 31,922,378
   Class B                                                               656,610       16,130,888        1,193,459       29,265,901
   Class C                                                               217,938        5,372,345          524,249       12,864,555
   Class R                                                                 3,739           92,182           53,309        1,290,725
Shares issued to shareholders due to reinvestment of distributions:
   Class A                                                               140,986        3,435,846          125,058        3,001,186
   Class B                                                                33,122          809,221           10,810          261,191
   Class C                                                                11,777          287,748            5,838          140,308
   Class R                                                                 1,983           48,193            1,074           25,943
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       1,640,131       40,264,762        3,222,600       78,772,187
-----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                                              (296,748)      (7,187,076)        (297,703)      (7,230,838)
   Class B                                                               (51,891)      (1,259,246)         (24,476)        (597,282)
   Class C                                                               (88,774)      (2,159,517)         (13,171)        (326,708)
   Class R                                                                  (693)         (16,783)        (302,461)      (7,291,301)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                        (438,106)     (10,622,622)        (637,811)     (15,446,129)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase                                                           1,202,025     $ 29,642,140        2,584,789     $ 63,326,058
===================================================================================================================================

3. Distributions to Shareholders
The Fund declared a dividend distribution from its tax-exempt net investment income which was paid on February 1, 1999, to shareholders of record on January 8, 1999, as follows:

--------------------------------------------------------------------------------
Dividend per share:
   Class A                                                            $ .0435
   Class B                                                              .0285
   Class C                                                              .0285
   Class R                                                              .0485
================================================================================

4. Securities Transactions
Purchases and sales (including maturities) of investments in common and preferred stocks, municipal bonds and temporary investments for the six months ended December 31, 1998, were as follows:

--------------------------------------------------------------------------------
Purchases:
   Common and preferred stocks                                   $ 51,998,862
   Municipal bonds                                                 33,532,353
   Temporary investments                                           15,100,000
Sales:
   Common and preferred stocks                                     49,891,738
   Municipal bonds                                                  3,738,344
   Temporary investments                                           19,800,000
================================================================================

At December 31, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

Net unrealized appreciation aggregated $14,462,503 of which $15,487,900 related to appreciated securities and $1,025,397 related to depreciated securities.

5. Management Fee and Other Transactions with Affiliates
Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net asset value of the Fund as follows:

Average Daily Net Asset Value                                  Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                         .7500 of 1%
For the next $125 million                                          .7375 of 1
For the next $250 million                                          .7250 of 1
For the next $500 million                                          .7125 of 1
For the next $1 billion                                            .7000 of 1
For net assets over $2 billion                                     .6750 of 1
================================================================================

The Adviser has agreed to waive fees and reimburse expenses through July 31, 1998, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .85% of the average daily net asset value of any class of Fund shares. Effective August 1, 1998, the Adviser has agreed to waive fees and reimburse expenses through July 31, 1999, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding .95% of the average daily net asset value of any class of Fund shares.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"), of which The John Nuveen Company owns a minority interest, under which ICAP manages the Fund's equity portion of the investment portfolio. ICAP is compensated for its services from the management fee paid to the Adviser. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the six months ended December 31, 1998, John Nuveen & Co. Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended December 31, 1998, the Distributor compensated authorized dealers directly with approximately $665,300 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended December 31, 1998, the Distributor retained approximately $261,100 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $30,600 of CDSC on share redemptions during the six months ended December 31, 1998.

6. Composition of Net Assets
At December 31, 1998, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:


----------------------------------------------------------------------------------------
Capital paid-in                                                           $ 178,972,339
Balance of undistributed (over-distributed) net investment income              (182,224)
Accumulated net realized gain (loss) from investment transactions            (4,556,875)
Net unrealized appreciation of investments                                   14,462,503
----------------------------------------------------------------------------------------
Net assets                                                                $ 188,695,743
========================================================================================

7. Investment Composition
At December 31, 1998, the revenue sources by municipal purpose, expressed as a percent of total municipal investments, were as follows:

--------------------------------------------------------------------------------
Education and Civic Organizations                                            7%
Health Care                                                                  9
Housing/Multifamily                                                          7
Housing/Single Family                                                        9
Tax Obligation/General                                                      13
Tax Obligation/Limited                                                      11
Transportation                                                              10
U.S. Guaranteed                                                             10
Utilities                                                                   21
Other                                                                        3
--------------------------------------------------------------------------------
                                                                           100%
================================================================================

35% of the long-term and intermediate-term municipal investments owned by the Fund are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. government or U.S. government agency securities, either of which ensure the timely payment of principal and interest in the event of default. Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Fund's shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of the Fund.

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)

                                 Investment Operations                    Less Distributions
                             --------------------------------     ---------------------------------
                                              Net
                                        Realized/
                                       Unrealized
                Beginning         Net     Invest-                     Net                                   Ending
                      Net     Invest-        ment                 Invest-                                      Net
Year Ended          Asset        ment        Gain                    ment      Capital                       Asset       Total
June 30,            Value    Income(a)      (Loss)      Total      Income         Gain         Total         Value  Return (b)
---------------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
    1999 (d)      $ 25.46       $ .26      $ (.22)      $ .04      $ (.39)      $ (.68)      $ (1.07)      $ 24.43        .21%
    1998            23.11         .67        2.66        3.33        (.61)        (.37)         (.98)        25.46      14.71
    1997 (c)        20.00         .56        3.02        3.58        (.42)        (.05)         (.47)        23.11      18.05

Class B (8/96)
    1999 (d)        25.53         .17        (.23)       (.06)       (.17)        (.68)         (.85)        24.62       (.17)
    1998            23.11         .49        2.67        3.16        (.37)        (.37)         (.74)        25.53      13.91
    1997 (c)        20.00         .40        3.04        3.44        (.28)        (.05)         (.33)        23.11      17.32

Class C (8/96)
    1999 (d)        25.51         .17        (.22)       (.05)       (.17)        (.68)         (.85)        24.61       (.13)
    1998            23.10         .49        2.66        3.15        (.37)        (.37)         (.74)        25.51      13.87
    1997 (c)        20.00         .40        3.03        3.43        (.28)        (.05)         (.33)        23.10      17.27

Class R (8/96)
    1999 (d)        25.39         .29        (.21)        .08        (.48)        (.68)        (1.16)        24.31        .38
    1998            23.11         .72        2.66        3.38        (.73)        (.37)        (1.10)        25.39      14.94
    1997 (c)        20.00         .61        3.03        3.64        (.48)        (.05)         (.53)        23.11      18.38
-----------------------------------------------------------------------------------------------------------------------------------


Class (Inception Date)
                                                     Ratios/Supplemental Data
                       ------------------------------------------------------------------------------------------------------------
                                                             Ratio                               Ratio
                                                            of Net                              of Net
                                        Ratio of        Investment         Ratio of         Investment
                                        Expenses            Income         Expenses          Income to
                                      to Average        to Average       to Average            Average
                         Ending       Net Assets        Net Assets       Net Assets         Net Assets
                            Net           Before            Before            After              After    Portfolio
Year Ended               Assets       Reimburse-        Reimburse-       Reimburse-         Reimburse-     Turnover
June 30,                  (000)             ment              ment         ment (a)           ment (a)         Rate
-----------------------------------------------------------------------------------------------------------------------------------
Class A (8/96)
        1999 (d)      $ 122,485           1.24%*              2.05%*           1.18%*             2.11%*         31%
        1998            117,005           1.36                2.47             1.10               2.73           87
        1997 (c)         79,952           1.58*               2.31*            1.10*              2.79*          32

Class B (8/96)
        1999 (d)         46,943            1.99*              1.35*            1.93*              1.41*          31
        1998             32,384            2.10               1.71             1.85               1.96           87
        1997 (c)          2,051            2.22*              1.62*            1.85*              1.99*          32

Class C (8/96)
        1999 (d)         17,851            1.99*              1.32*            1.93*              1.38*          31
        1998             14,908            2.11               1.71             1.85               1.97           87
        1997 (c)          1,559            2.29*              1.53*            1.85*              1.97*          32

Class R (8/96)
        1999 (d)          1,417             .99*              2.30*             .93*              2.36*          31
        1998              1,353            1.11               2.73              .85               2.99           87
        1997 (c)          6,963            2.05*              1.96*             .85*              3.16*          32
-----------------------------------------------------------------------------------------------------------------------------------
*        Annualized.
(a)      After waiver of certain management fees or reimbursement of expenses by Nuveen Institutional Advisory Corp.
(b)      Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)      From commencement of class operations as noted.
(d)      For the six months ended December 31, 1998.


19

                      Building a Better Portfolio
                      Can Make You a Successful Investor

Nuveen Family of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth

Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund
Dividend and Growth Fund

Income

Income Fund

Tax-Free Income

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds

Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Successful investors know that a well-diversified portfolio -- one that balances different types of investments, levels of risk and tax management -- can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred/(R)/

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information




Board of Trustees

James E. Bacon

Anthony T. Dean

Jack B. Evans

William T. Kissick

Thomas E. Leafstrand

Robert H. Lyon

Timothy R. Schwertfeger

Sheila W. Wellington


Fund Manager

Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and
Shareholder Services

The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel

Chapman and Cutler
Chicago, IL

Independent Public Accountants

Arthur Andersen LLP
Chicago, IL

Serving Investors for Generations


[PHOTO OF JOHN NUVEEN, SR., APPEARS HERE]
John Nuveen, Sr.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.



NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com
                                                                    ESA-MS-12-98

NUVEEN
Mutual Funds


December 31, 1998

Semiannual Report

For investors seeking long-term growth potential and international diversification.



[PHOTO APPEARS HERE]



European
Value Fund

Dear Shareholder

[Photo Of Timothy R. Schwertfeger Appears Here]


Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.


I would like to take the opportunity to report on the performance of the Nuveen European Value Fund since its inception last May. The fund's objective is to provide you with an attractive total return with moderated risk by investing in established, well-known European companies.

It was a difficult period for most European investments since your fund's inception last summer. The financial turmoil in Asia affected economies around the world and had an adverse effect on the performance of most European economies. In spite of this bumpy start, the Fund remains positioned to capitalize on the fundamental trends and structural changes occurring in Europe, such as: low interest rates, corporate restructuring, the privatization of some of Europe's most prominent businesses, and the continual development of Eastern Europe. These factors, along with the portfolio management experience of Institutional Capital Corporation (ICAP), point favorably to the potential for better fund performance in the near future, given the right market conditions.

ICAP, Nuveen's Premier Adviser(SM) for value investing, has developed a unique, team-oriented stock selection process that seeks to identify stocks of established, well-known European companies offering exceptional relative value and attractive appreciation potential. The team of investment professionals analyzes stocks from a universe of large and midsize European companies, using proprietary quantitative valuation models to determine which of these stocks appears to be undervalued in today's market. Based on a rigorous assessment of each company's prospects, they then look for a catalyst that could be the key to unlocking hidden value and triggering price appreciation. This catalyst may be as simple as an anticipated change in management or as complex as a fundamentally improved industry outlook. ICAP's team monitors each security thoroughly, quantifying an upside target price and a downside risk price, even before a stock is purchased. Once in the portfolio, all of the stocks undergo careful scrutiny. Using selling techniques that are just as vigorous as their buying process, ICAP has the flexibility and incentive to replace a stock when it reaches its target price, its prospects change, or another stock offers greater opportunity. This disciplined, research-oriented approach is the key investment strategy of the Nuveen European Value Fund.

The Value Added by Nuveen's Premier Advisers(SM)

Nuveen has assembled a team of highly experienced investment

" An appropriately diversified portfolio . . . can help cushion your investments against volatility and enhance your overall total return potential."

managers, each overseeing portfolios within their specific areas of expertise. In addition to Institutional Capital, Nuveen Premier Advisers also include Rittenhouse Financial Services for growth investing and Nuveen Investment Advisory Services for income investing. Each of these managers shares their detailed knowledge of their investment style or asset class, their time-tested investment strategies, and their focus on long-term performance.

Diversification: A Key Element to a Better Portfolio

Considering the market volatility of the past year, we believe that investors will continue to find diversification to be an important strategy in the months ahead. An appropriately diversified portfolio - one that balances different asset classes and investment styles - can help cushion your investments against volatility and enhance your overall total return potential.

Many of you have invested in the Nuveen European Value Fund because of its value-investing orientation and Institutional Capital's strong track record. This same disciplined approach is also available in three other Nuveen funds managed by ICAP: the Nuveen Growth and Income Stock Fund, the Nuveen Balanced Stock and Bond Fund, and the Nuveen Balanced Municipal and Stock Fund. We encourage you to talk with your financial adviser about how these and other Nuveen funds, including growth, income, and a wide array of tax-free income funds, can help round out your portfolio and meet your particular needs.

If you would like additional information on these other Nuveen funds, contact your financial adviser for a prospectus. You may also request a prospectus from Nuveen by calling (800) 752-8700. Please read the prospectus carefully before you invest or send money.

We encourage you to talk with your financial adviser about the ways Nuveen's collection of mutual funds can help you establish a diversified portfolio designed to build and sustain long-term financial security. We are grateful for the confidence you have placed in us and are dedicated to maintaining that trust in the years ahead.

Sincerely,


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

February 15, 1999

Nuveen European Value Fund

Portfolio Manager's Commentary

Investors found 1998 to be a very challenging year, and many expect volatile, yet growing markets in 1999. To gain a clearer perspective on recent events and the future of the Nuveen European Value Fund, we talked with Rob Lyon, President and Chief Investment Officer of Institutional Capital Corporation, Nuveen's Premier Adviser(SM) for Value Investing.

What is your assessment of Europe's equity market performance last year?

Like their U.S. counterpart, European markets posted another year of solid results. For the year, the Morgan Stanley Capital International (MSCI) Europe Index was up 28.9%. Among individual countries, Italy and Belgium were the region's best performers, each advancing more than 40% for the year. Spain and France also generated solid returns, gaining more than 30%.

The first half of the year was kinder to European markets than the second half. For the first six months of 1998, the MSCI Europe Index had advanced almost 27%. However, in August, the index fell by more than 12%, as turmoil in Russian financial markets affected economies around the world. As interest rate cuts swept across Europe, in preparation for the region's unified currency, prices rebounded sharply in the fourth quarter, gaining more than 18%. Last year's advance was the sixth in a row for European stocks, and by far the largest in the 1990's.

What was notable about the stock market's performance last year?

As in the U.S., European stock market performance was marked by volatility last year. After declining more than 14% during the summer, prices rebounded and approached record highs by the end of the year. Contributing to this volatility was the continued economic weakness in Asia and the collapse in August of the Russian financial markets. In addition, concerns arose that the crisis would next erupt in Latin America.

In another similarity to the U.S. market, large-capitalization European stocks performed significantly better than small-cap stocks. Investors sought out the largest companies in Europe for a couple of reasons: first, as a potential "safe haven" in volatile markets; and second, in the belief that large-cap stocks stand to benefit more from unification. Smaller companies will most likely have a more difficult time surviving as competition increases.

Another notable aspect of the strong European equity market performance last year was the advent of the European Monetary Union (EMU). Unification holds great promise for the countries involved, as governments have had to become more fiscally disciplined to maintain low deficits and inflation, prompting a decline in interest rates. Additionally, this backdrop of declining interest rates and increased competition resulting from EMU means European merger and acquisition activity should continue at a robust pace, with international deals becoming more frequent.

How did the Nuveen European Value Fund perform in 1998?

The Nuveen European Value Fund had a total return of -3.33% on Class A shares at net asset value since its inception on May 29, 1998. This compares to a -2.30% total return for the Lipper European Region Fund Index.

Much of the fund's relative underperformance for the year can be attributed to its value investing approach. When the financial crisis in Asia first became apparent in the fall of 1997, equity performance shifted sharply in favor of the largest, growth-oriented stocks. While growth stocks have now outperformed value stocks for five years in a row, the differential in 1998 was the largest on record. This concentrated rise in growth stocks over the last eighteen months made it difficult for value-oriented funds like the Nuveen European Value Fund to keep up with indexes like the MSCI Europe index that include both growth and value equities.

The prospects for value-oriented stocks should begin to improve as the benefits from the previous Fed reductions in the fourth quarter of 1998 begin to take effect.

What investment strategies were employed in managing the Nuveen European Value Fund? In addition, what are some of the holdings you've identified as being particularly attractive?

Since the fund's inception, and especially over the last several months, the portfolio management team has placed much emphasis on two areas in searching for the most attractive value opportunities. First, the primary strategic theme was a focus on companies undergoing a corporate restructuring. We generally looked for companies that had franchises or significant asset bases that were underutilized or underappreciated and had the most potential for favorably enhancing the fund's performance. Committed management can release considerable value in those situations. The second area of emphasis was on companies with little exposure to the trouble spots of the world, such as Asia and Latin America, reflecting our view that Europe and the U.S. will remain two of the world's best growth areas in 1999.

Examples of stocks we found to be attractive, as of December 31, 1998, included:
Hoechst AG Sponsored ADR, Royal Philips Electronics N.V. and AXA Sponsored ADR. Since this portfolio is actively managed, the stocks listed here may change. We continue to believe that adding quality stocks will provide strong upside potential, particularly if the market returns to value-driven opportunities, given the volatility of the past year.

In this time of rising valuations, is the portfolio management team still able to find attractive value opportunities?

Yes. We believe it is important to emphasize that the valuations of the portfolio holdings are quite attractive on an absolute basis, as well as relative to the broader market. Based on fiscal year 1999 estimates, the share price of the average holding in the Nuveen European Value Fund is 18 times its projected earnings level. This low price to earnings ratio underlies the importance of how we select stocks that go into the fund: we look for stocks that we believe are trading at prices lower than their intrinsic worth and also have a catalyst to unlock the stock's unrecognized value. While the current frenzy in Internet-related stocks seems to make valuation comparisons irrelevant, we continue to believe that our focus of searching for undervalued securities will prove as rewarding in the future as it has in the past, although past performance is not indicative of future returns.

Nuveen European Value Fund
Performance Overview
As of December 31, 1998


                A European Country has been the Top Performing
                      Market in 10 of the Last 15 Years.

1997
[FLAG APPEARS HERE]
Portugal

1996
[FLAG APPEARS HERE]
Spain

1995
[FLAG APPEARS HERE]
Switzerland

1994
[FLAG APPEARS HERE]
Finland

1990
[FLAG APPEARS HERE]
United Kingdom

1989
[FLAG APPEARS HERE]
Austria

1988
[FLAG APPEARS HERE]
Belgium

1986
[FLAG APPEARS HERE]
Spain

1985
[FLAG APPEARS HERE]
Austria

1983
[FLAG APPEARS HERE]
Norway

Source: Morgan Stanley Capital International

 Total Return/1/

                  A            B            B          C         R      MSCI-
               (On NAV)    (On Offer)                                  Europe
--------------------------------------------------------------------------------
Inception       -33.33%     -8.89%       -3.75%     -3.80%    -3.18%    2.90%
--------------------------------------------------------------------------------
Fund Highlights

Share Class                                            A       B       C       R
--------------------------------------------------------------------------------
Net Asset Value                                   $19.30  $19.24  $19.23  $19.31
Inception Date                                                              5/98
Total Net Assets ($000)                                                  $10,574
Average Market Capitalization                                        $38 Billion
Average P/E (trailing 12 months)                                              16
Number of Stocks                                                              24
Expense Ratio*                                                             1.30%
---------------------------------------------------------------------------------

Top Ten Stock Holdings

Akzo Nobel N.V.                                                              6.6%
Hoechst AG Sponsored ADR                                                     6.4%
Royal Philips Electronics N.V.                                               5.5%
Novartis AG Sponsored ADR                                                    5.2%
Daimler-Chrysler AG                                                          4.7%
ING Groep N.V. Sponsored ADR                                                 4.6%
Telecom Italia SpA Sponsored ADR                                             4.5%
Axa Sponsored ADR                                                            4.4%
Diageo plc Sponsored ADR                                                     4.4%
Endesa S.A. Sponsored ADR                                                    4.3%

Country Allocation

UK                                                                            24%
Netherlands                                                                   20%
Germany                                                                       15%
France                                                                        17%
Switzerland                                                                   10%
Spain                                                                          4%
Italy                                                                          4%
Finland                                                                        3%
Ireland                                                                        3%
-----------------------------------------------------------------------------------------
*       For Class A shares after reimbursement.

/1/ Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and decline periodically to 0% over the following six years, which is not reflected in the return figures. Class B shares convert to Class A shares after eight years. Class C shares have a 1%
        CDSC for redemptions within one year, which is not reflected in the return figures.

6

Portfolio of Investments (Unaudited)

Nuveen European Value Fund

December 31, 1998



Shares        Description                                           Market Value
--------------------------------------------------------------------------------
              COMMON STOCKS -- 97.5%
              Basic Materials -- 16.1%
    15,350    Akzo Nobel N.V.                                       $    684,994
     9,800    BOC Group plc Sponsored ADR                                267,050
     8,300    Rhone-Poulenc Ltd.                                         417,075
    12,000    UPM-Kymmene Oyj Corporation Sponsored ADR                  336,540
--------------------------------------------------------------------------------
              Capital Spending -- 3.4%
    17,900    Tomkins plc Sponsored ADR                                  358,000
--------------------------------------------------------------------------------
              Consumer Cyclicals -- 11.8%
    20,900    Granada Group plc                                          369,421
     6,400    WPP Group plc                                              395,200
     5,072    Daimler-Chrysler AG                                        487,229
--------------------------------------------------------------------------------
              Consumer Staples -- 4.3%
     9,800    Diageo plc Sponsored ADR                                   453,250
--------------------------------------------------------------------------------
              Energy -- 3.9%
     7,250    Elf Aquitaine SA Sponsored ADR                             410,531
--------------------------------------------------------------------------------
              Financials -- 18.4%
     2,500    Allied Irish Banks plc Sponsored ADR                       275,938
     6,300    Axa Sponsored ADR                                          455,175
     7,700    ING Groep N.V. Sponsored ADR                               478,844
     1,450    UBS AG                                                     446,317
     6,800    Royal & Sun Alliance Insurance Group plc ADR               289,000
--------------------------------------------------------------------------------
              Health Care -- 11.4%
    16,200    Hoechst AG Sponsored ADR                                   664,200
     5,500    Novartis AG Sponsored ADR                                  540,598
--------------------------------------------------------------------------------
              Technology -- 5.4%
     8,450    Royal Philips Electronics N.V.                             571,959
--------------------------------------------------------------------------------
              Transportation -- 6.4%
    12,000    KLM Royal Dutch Airlines Sponsored ADR                     360,000
    13,200    Peninsular and Oriental Sponsored ADR                      311,865
--------------------------------------------------------------------------------
              Utilities -- 16.4%
    16,600    Endesa S.A. Sponsored ADR                                  448,200
     6,850    RWE AG Sponsored ADR                                       375,296
     5,350    Telecom Italia SpA Sponsored ADR                           465,449
     8,600    Vivendi Sponsored ADR                                      446,472
--------------------------------------------------------------------------------
              Total Investments -- (cost $9,151,676) -- 97.5%         10,308,603
              ------------------------------------------------------------------
              Other Assets Less Liabilities -- 2.5%                      265,481
              ------------------------------------------------------------------
              Net Assets -- 100%                                     $10,574,084
              ==================================================================

                                 See accompanying notes to financial statements.

                      Statement of Net Assets (Unaudited)
                      December 31, 1998

----------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $9,151,676) (note 1)      $10,308,603
Cash                                                                       209,809
Receivables:
   Dividends                                                                 8,489
   Shares sold                                                              85,339
Deferred organization costs (note 1)                                       141,239
Other assets                                                                 6,521
----------------------------------------------------------------------------------
       Total assets                                                     10,760,000
----------------------------------------------------------------------------------
Liabilities
Payable for shares redeemed                                                 36,807
Accrued expenses:
   Management fees (note 4)                                                  3,354
   12b-1 distribution and service fees (notes 1 and 4)                       3,845
   Other                                                                   141,910
----------------------------------------------------------------------------------
       Total liabilities                                                   185,916
----------------------------------------------------------------------------------
Net assets (note 5)                                                    $10,574,084
==================================================================================
Class A Shares (note 1)
Net assets                                                             $ 2,814,416
Shares outstanding                                                         145,839
Net asset value and redemption price per share                         $     19.30
Offering price per share (net asset value per share plus
   maximum sales charge of 5.75% of offering price)                    $     20.48
==================================================================================
Class B Shares (note 1)
Net assets                                                             $ 3,420,139
Shares outstanding                                                         177,775
Net asset value, offering and redemption price per share               $     19.24
==================================================================================
Class C Shares (note 1)
Net assets                                                             $   639,985
Shares outstanding                                                          33,281
Net asset value, offering and redemption price per share               $     19.23
==================================================================================
Class R Shares (note 1)
Net assets                                                             $ 3,699,544
Shares outstanding                                                         191,543
Net asset value, offering and redemption price per share               $     19.31
==================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations (Unaudited)
Six Months Ended December 31, 1998

-----------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)
Dividends                                                                                                              $    55,257
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 4)                                                                                                    40,844
12b-1 service fees -- Class A (notes 1 and 4)                                                                                2,554
12b-1 distribution and service fees -- Class B (notes 1 and 4)                                                              12,505
12b-1 distribution and service fees -- Class C (notes 1 and 4)                                                               2,565
Shareholders' servicing agent fees and expenses                                                                                411
Custodian's fees and expenses                                                                                               18,545
Trustees' fees and expenses (note 4)                                                                                           488
Professional fees                                                                                                            7,814
Federal and state registration fees                                                                                          1,194
Amortization of deferred organization costs (note 1)                                                                        16,131
Other expenses                                                                                                                 343
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                                                                103,394
     Expense reimbursement (note 4)                                                                                        (29,879)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                                73,515
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                      (18,258)
-----------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from investment transactions (notes 1 and 3)                                                   (1,331,753)
Net change in unrealized appreciation or depreciation of investments                                                     1,167,372
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                                                          (164,381)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                                                  $  (182,639)
===================================================================================================================================
Statement of Changes in Net Assets (Unaudited)
                                                                                                                        May 29, 1998
                                                                                    Six Months Ended    (commencement of operations)
                                                                                            12/31/98           through June 30, 1998
-----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                   $   (18,258)                   $     4,334
Net realized gain (loss) from investment transactions (notes 1 and 3)                    (1,331,753)                        (1,619)
Net change in unrealized appreciation or depreciation of investments                      1,167,372                        (10,446)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                      (182,639)                        (7,731)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                                    (1,323)                          (106)
  Class B                                                                                        --                           (179)
  Class C                                                                                        --                            (22)
  Class R                                                                                    (4,392)                        (4,369)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                    (5,715)                        (4,676)
-----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                          8,199,438                      3,730,770
Net proceeds from shares issued to shareholders due to reinvestment of
  distributions                                                                               2,741                             --
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                          8,202,179                      3,730,770
-----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                                  (1,158,104)                            --
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in assets from Fund share transactions                                       7,044,075                      3,730,770
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                6,855,721                      3,718,363
Net assets at the beginning of period                                                     3,718,363                             --
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                         $10,574,084                    $ 3,718,363
===================================================================================================================================
Distributions in excess of net investment income at end of period                       $   (24,315)                   $      (342)
===================================================================================================================================


                                 See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen European Value Fund (the "Fund") is a series of the Nuveen Investment Trust (the "Trust") which was organized as a Massachusetts business trust in 1996. The Trust (and each series within the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940. Prior to commencement of operations on May 29, 1998, the Fund had no operations other than those related to organizational matters.

The Fund invests primarily in a diversified portfolio of stocks of established, well-known European companies with at least $1 billion in market capitalization and seeks to provide over time a superior total return with moderated risk. In addition to investments in equity securities, the Fund may invest in cash equivalents and short-term investments as a temporary defensive measure.

The Fund may invest in a variety of European securities, including American Depository Receipts ("ADRs") and other types of depository receipts; equity securities of European companies that may or may not be publicly traded in the U.S.; Eurodollar convertibles; fixed-income securities of European companies that may or may not be publicly traded in the U.S.; and debt obligations issued or guaranteed by European governments, their agencies, authorities or instrumentalities. All foreign investments involve certain risks in addition to those associated with U.S. investments.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

Common stocks and other equity securities are valued at the last sales price that day. Securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments. At December 31, 1998, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discounts.

Dividends and Distributions to Shareholders

Net investment income is declared and distributed to shareholders quarterly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes

The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class
B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchase under limited circumstances.

Derivative Financial Instruments

The Fund may invest in options and futures contracts, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended December 31, 1998.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Organizational Expenses

The Fund's costs incurred in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning May 29, 1998 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

Foreign Currency Translations

To the extent that the Fund invests in securities that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if U.S. dollars fall in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses on investments resulting from changes in foreign exchange rates are included with net realized and unrealized gain (loss) on investments.

Foreign Currency Transactions

The Fund may engage in foreign currency exchange transactions in connection with its portfolio investments and assets and liabilities denominated in foreign currencies. The Fund may engage in foreign currency forward contracts, options and futures transactions. The Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, the Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates daily. In addition, the Fund may segregate assets to cover its futures contracts obligations.

The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities and other assets and liabilities will decline in value due to changes in foreign currency exchange rates. All foreign currency forward contracts, options and futures transactions are "marked-to-market" daily at the applicable market rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The contractual amounts of forward foreign currency exchange contracts does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. As of December 31, 1998, there were no open foreign currency forward contracts, options and futures transactions.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                          May 29, 1998
                                                                  (commencement of operations)
                                      Six Months Ended 12/31/98       through June 30, 1998
                                      -------------------------   ----------------------------
                                       Shares          Amount         Shares        Amount
----------------------------------------------------------------------------------------------
Shares sold:
  Class A                             165,324       $ 3,132,766        5,134      $  101,463
  Class B                             165,236         3,179,209       16,844         333,000
  Class C                              41,307           809,594        2,115          42,015
  Class R                              55,626         1,077,869      163,073       3,254,292

Shares issued to shareholders
 due to reinvestment of distributions:
  Class A                                  69             1,043           --              --
  Class B                                   5               104           --              --
  Class C                                  --                --           --              --
  Class R                                  99             1,594           --              --
----------------------------------------------------------------------------------------------
                                      427,666         8,202,179      187,166       3,730,770
----------------------------------------------------------------------------------------------

Shares redeemed:
  Class A                             (24,688)         (414,962)          --              --
  Class B                              (4,310)          (74,872)          --              --
  Class C                             (10,141)         (173,902)          --              --
  Class R                             (27,255)         (494,368)          --              --
----------------------------------------------------------------------------------------------
                                      (66,394)       (1,158,104)          --              --
----------------------------------------------------------------------------------------------
Net increase                          361,272       $ 7,044,075      187,166      $3,730,770
==============================================================================================

3. Securities Transactions

Purchases and sales (including maturities) of investment securities and short-term investments for the six months ended December 31, 1998, were as follows:

--------------------------------------------------------------------------------
Purchases:
  Investment securities                                            $17,764,843
  Short-term investments                                               599,912

Sales:
  Investment securities                                             10,380,371
  Short-term investments                                               600,000
================================================================================

At December 31, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes.

Net unrealized appreciation aggregated $1,156,927 of which $1,274,553 related to appreciated securities and $117,626 related to depreciated securities.

At June 30, 1998, the Fund's last fiscal year end, the Fund had an unused capital loss carryforward of $1,619 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2006.

4. Management Fee and Other Transactions with Affiliates

Under the Fund's investment management agreement with Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net asset value of the Fund as follows:

Average Daily Net Asset Value                                     Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                           .9500 of 1%
For the next $125 million                                            .9375 of 1
For the next $250 million                                            .9250 of 1
For the next $500 million                                            .9125 of 1
For the next $1 billion                                              .9000 of 1
For net assets over $2 billion                                       .8750 of 1
================================================================================

The Adviser has agreed to waive fees and reimburse expenses through July 31, 1999, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding 1.30% of the average daily net asset value of any class of Fund shares.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Institutional Capital Corporation ("ICAP"), of which The John Nuveen Company holds a minority interest, under which ICAP manages the Fund's investment portfolio. ICAP is compensated for its services from the management fee paid to the Adviser. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the six months ended December 31, 1998, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended December 31, 1998, the Distributor compensated authorized dealers directly with approximately $140,900 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended December 31, 1998, the Distributor retained approximately $15,100 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their in-vestments. The Distributor also collected and retained approximately $800 of CDSC on share redemptions during the six months ended December 31, 1998.

5. Composition of Net Assets

At December 31, 1998, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

--------------------------------------------------------------------------------
Capital paid-in                                                     $ 10,774,844
Balance of undistributed (over-distributed) net investment income        (24,315)
Accumulated net realized gain (loss) from investment transactions     (1,333,372)
Net unrealized appreciation of investments                             1,156,927
--------------------------------------------------------------------------------
Net assets                                                          $ 10,574,084
================================================================================

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)

                                          Investment Operations   Less Distributions
                                          ---------------------   ------------------


                                                       Net
                                                 Realized/
                                                Unrealized
                   Beginning              Net      Invest-                   Net                          Ending
                         Net          Invest-         ment               Invest-                             Net
Year Ended             Asset             ment         Gain                  ment   Capital                 Asset       Total
June 30,               Value       Income (a)       (Loss)      Total     Income      Gain     Total       Value  Return (b)
----------------------------------------------------------------------------------------------------------------------------
Class A (5/98)
1999 (d)             $ 19.86           $ (.03)      $ (.52)    $ (.55)    $ (.01)      $--    $ (.01)    $ 19.30       (2.76)%
1998 (c)               20.00              .02         (.14)      (.12)      (.02)       --      (.02)      19.86        (.59)

Class B (5/98)
1999 (d)               19.87             (.09)        (.54)      (.63)        --        --        --       19.24       (3.17)
1998 (c)               20.00              .03         (.15)      (.12)      (.01)       --      (.01)      19.87        (.60)

Class C (5/98)
1999 (d)               19.87             (.08)        (.56)      (.64)        --        --        --       19.23       (3.22)
1998 (c)               20.00              .01         (.13)      (.12)      (.01)       --      (.01)      19.87        (.60)

Class R (5/98)
1999 (d)               19.87               --         (.54)      (.54)      (.02)       --      (.02)      19.31       (2.68)
1998 (c)               20.00              .03         (.13)      (.10)      (.03)       --      (.03)      19.87        (.52)



                                                     Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------
                                                        Ratio                                    Ratio
                                                       of Net                                   of Net
                                   Ratio of        Investment            Ratio of           Investment
                                   Expenses            Income            Expenses            Income to
                                 to Average        to Average          to Average              Average
                     Ending      Net Assets        Net Assets          Net Assets           Net Assets
                        Net          Before            Before               After                After     Portfolio
Year Ended           Assets      Reimburse-        Reimburse-          Reimburse-           Reimburse-      Turnover
June 30,              (000)            ment              ment            ment (a)             ment (a)          Rate
--------------------------------------------------------------------------------------------------------------------
Class A (5/98)
1999 (d)            $ 2,814            2.21%*            (.94)%*             1.55%*               (.28)%*        133%
1998 (c)                102           14.82*           (11.94)*              1.55*                1.33*            5

Class B (5/98)
1999 (d)              3,420            2.96*            (1.68)*              2.30*               (1.02)*         133
1998 (c)                335           14.56*           (10.67)*              2.30*                1.59*            5

Class C (5/98)
1999 (d)                640            2.97*            (1.61)*              2.30*                (.94)*         133
1998 (c)                 42           15.88*           (12.98)*              2.30*                 .60*            5

Class R (5/98)
1999 (d)              3,700            2.04*             (.75)*              1.30*                (.01)*         133
1998 (c)              3,240           15.04*           (11.99)*              1.30*                1.75*            5
--------------------------------------------------------------------------------------------------------------------

*    Annualized.

(a) After waiver of certain management fees or reimbursement of expenses by Nuveen Institutional Advisory Corp.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c)  From commencement of class operations as noted.

(d)  For the six months ended December 31, 1998.

Fund Information



Board of Trustees

James E. Bacon

Jack B. Evans

Anthony T. Dean

William T. Kissick

Thomas E. Leafstrand

Timothy R. Schwertfeger

Sheila W. Wellington


Fund Manager

Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and Shareholder Services

The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413

(800) 257-8787

Legal Counsel

Chapman & Cutler
Chicago, IL

Independent Public Accountants

Arthur Andersen LLP
Chicago, IL

Serving Investors for Generations

[PHOTO OF JOHN NUVEEN, SR., APPEARS HERE]
John Nuveen, Sr.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, income, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com
                                                                    ESA-EV-12-98